SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to ss. 240.14a-12

                          CORPORATE ROAD SHOW.COM INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                PRELIMINARY COPY
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                          CORPORATE ROAD SHOW.COM INC.
                          80 Orville Drive - Suite 100
                                Bohemia, NY 11716
                                 (631) 244-1555

    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 10, 2005

To the Stockholders of CORPORATE ROAD SHOW.COM INC.:

              We will hold a special meeting of stockholders of Corporate Road Show.Com Inc., a New York corporation (the "Company"), on February 10, 2005 at 9:00 a.m. local time, at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, N.Y. 10112, for the following purposes:

1. To effect a 1-for-100 reverse stock split of the issued and outstanding shares of the common stock of the Company, without affecting the par value of such shares (the "Reverse Stock Split");

2. To amend the Certificate of Incorporation of the Company to change its name to "Rexahn Pharmaceuticals, Inc.";

3. To effect the merger of the Company with and into CRS Delaware, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("CRS Delaware"), with CRS Delaware surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc.", in order to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). Approval of the Reverse Stock Split is a condition precedent to the consummation of the Reincorporation. Approval of the Reincorporation is not a condition to the Reverse Stock Split; and

4. To amend the Certificate of Incorporation of the Company to authorize the Company to issue up to 100,000,000 shares of preferred stock with such rights and preferences as the Board of Directors may determine;

5. To ratify, affirm and approve all prior actions taken by the Company and the stockholders that required approval of the stockholders of the Company; and

6. To transaction any other business as may properly come before the special meeting or any adjournment or postponements of the meeting.

              The Board of Directors of the Company has unanimously approved each of the foregoing proposals and recommends that stockholders of the Company vote in favor of each proposal.

              The Board of Directors has fixed the close of business on January 20, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special

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meeting or any adjournments thereof. The accompanying proxy statement forms a part of this Notice.

              YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              Attached hereto for your review is a proxy statement relating to the above-described proposals.

                                        By Order of the Board of Directors:


                                        -------------------------------
                                        Frank Ferraro
                                        Director and President

Dated January    , 2005
Bohemia, New York

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                          CORPORATE ROAD SHOW.COM INC.
                          80 Orville Drive - Suite 100
                                Bohemia, NY 11716
                                 (631) 244-1555

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                   Special Meeting of Stockholders to be Held
                  on February 10, 2005 at 9:00 a.m. local time,
                    at the offices of Chadbourne & Parke LLP,
                   30 Rockefeller Plaza, New York, N.Y. 10112

              The enclosed proxy is solicited on behalf of the Board of Directors of Corporate Road Show.Com Inc., a New York corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on February 10, 2005 at 9:00 a.m. local time, at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, N.Y. 10112, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. This proxy statement and accompanying proxy are first being mailed to all stockholders entitled to vote at the special meeting on or
about January    , 2005. As indicated in the accompanying Notice of Special
Meeting, the proposals to be considered at the special meeting are:

1. To effect a 1-for-100 reverse stock split of the issued and outstanding shares of the common stock of the Company, without affecting the par value of such shares (the "Reverse Stock Split");

2. To amend the Certificate of Incorporation of the Company to change its name to "Rexahn Pharmaceuticals, Inc." (the "Name Change");

3. To effect the merger of the Company with and into CRS Delaware, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("CRS Delaware"), with CRS Delaware surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc." ("Rexahn Pharmaceuticals"), in order to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). Approval of the Reverse Stock Split is a condition precedent to the consummation of the Reincorporation. Approval of the Reincorporation is not a condition to the Reverse Stock Split; and

4. To amend the Certificate of Incorporation of the Company to authorize the Company to issue up to 100,000,000 shares of preferred stock with such rights and preferences as the Board of Directors may determine;

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5.   To ratify, affirm and approve all prior actions taken by the Company and the stockholders that required approval of the stockholders of the Company;

6. To transaction any other business as may properly come before the special meeting or any adjournment or postponements of the meeting.


                               PROXIES AND VOTING

SOLICITATION

              The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Company common stock, beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Company common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, and/or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

              Only holders of record of Company common stock at the close of business on January 20, 2005 (the "Record Date") will be entitled to notice of and to vote at the special meeting of stockholders. At the close of business on the Record Date, the Company had outstanding and entitled to vote 289,780,000 shares of Company common stock. Each holder of record of Company common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting of stockholders. The presence, in person or by proxy, of a majority of shares outstanding on the Record Date is required for a quorum at the special meeting.

              The affirmative vote of the holders of a majority of the outstanding shares of Company common stock is required for approval of each of the proposals, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal. Brokers who hold shares of Company common stock in nominee or "street" name for customers who are the beneficial owners of those shares are prohibited from giving a proxy to vote shares held for those customers on each of the proposals without specific instructions from those customers. These "broker non-votes" are not counted for purposes of determining whether stockholder approval of each such matter has been obtained, but they are counted as present for

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purposes of determining the existence of a quorum at the special meeting.
Therefore, broker non-votes will also have the effect of a negative vote with respect to each of the proposals to be presented at the special meeting.

              Frank Ferraro, the Company's sole director and executive officer, and Dr. Sung Kee Chung and Mrs. Sung Sook Park, principal stockholders of the Company, collectively holding an aggregate of 260,000,000 shares of Company common stock, representing approximately 89.7% of the issued and outstanding shares of Company common stock, have executed agreements requiring them to vote their shares of Company common stock in favor of the transactions contemplated by the Merger Agreement (including, but not limited to, the Reverse Stock Split, the Reincorporation and the Name Change). THE PRESENCE, IN PERSON OR BY PROXY, OF THESE HOLDERS AT THE SPECIAL MEETING OF STOCKHOLDERS WILL BE SUFFICIENT TO CONSTITUTE A QUORUM, AND THE AFFIRMATIVE VOTES OF THESE SHARES, REGARDLESS OF THE VOTES OF ANY OTHER SHARES OF COMPANY COMMON STOCK, WILL BE SUFFICIENT TO APPROVE EACH OF THE PROPOSALS.

REVOCABILITY OF PROXIES

              Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Company at the Company's principal executive office, 80 Orville Drive - Suite 100, Bohemia, NY 11716, a written notice of revocation, by submitting a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the special meeting of stockholders will not, by itself, revoke a proxy.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

              Except as disclosed elsewhere in this proxy statement, since January 1, 2004, the beginning of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.   any director or officer of the Company;

2.   any proposed nominee for election as a director of the Company; and

3.   any associate or affiliate of any of the foregoing persons.

              The share ownership of our director and executive officer is listed below under "Security Ownership of Certain Beneficial Owners and Management". To our knowledge, no director of the Company has advised that the Company he intends to oppose any of the proposals described in this proxy statement.

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                                   THE COMPANY

              We are an Internet-based marketing company which produces and hosts corporate videos. Currently our main service is videotaping corporate interviews or events and making the presentations available on the worldwide web via our website www.corporateroadshow.com. Our website serves as a distribution center for companies seeking to showcase their products and market their goods and services to the investment community and general public at large. We have the capabilities to produce high quality but reasonably priced custom-made "live" and "on demand" video and audio productions as we contract a local studio to perform the original video production work and that any interviews that we produce are filmed by an independent video crew that we retain.


              Our original business model has not generated significant revenues and has had limited activity, and we have been seeking acquisitions or other business opportunities in an effort to change our business operations. We did not restrict our search for a business opportunity to any particular industry or geographical area. On January 20, 2004, we entered into an Agreement and Plan of Merger (the "Acquisition Merger Agreement") with Rexahn, Corp, a Maryland corporation ("Rexahn"), pursuant to which CRS Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of ours ("Merger Sub") will merge with and into Rexahn, with Rexahn surviving as a wholly owned subsidiary of ours (the "Acquisition Merger"). ALTHOUGH YOU ARE NOT BEING ASKED TO APPROVE THE ACQUISITION MERGER, A NUMBER OF THE MATTERS FOR WHICH STOCKHOLDER APPROVAL IS BEING SOUGHT ARE CONDITIONS TO THE CONSUMMATION OF THE ACQUISITION MERGER.

              We were incorporated pursuant to the laws of the State of New York on November 1, 1999 under the name "Corporate Road Show.Com Inc."

              We are authorized to issue one class of capital stock, which is Company common stock. Our total authorized shares Company common stock is 500,000,000 shares, par value $0.0001 per share, and we currently have 289,780,000 shares of Company common stock outstanding.

              The Company common stock is listed on the OTC Bulletin Board ("OTC-BB") under the ticker symbol "CPRD".

                       PROPOSAL 1. THE REVERSE STOCK SPLIT

              Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Certificate of Incorporation of the Company, as amended (the "Company Certificate") to effect a 1-for-100 reverse stock split of our issued and outstanding Company common stock (the "Reverse Stock Split"). A copy of the Certificate of Amendment to the Company Certificate which provides for this

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amendment is attached hereto as Appendix A. The Reverse Stock Split is being effected to facilitate the Acquisition Merger described below. PLEASE NOTE THAT STOCKHOLDERS ARE NOT BEING ASKED TO APPROVE THE ACQUISITION MERGER, HOWEVER, APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL IS A CONDITION PRECEDENT TO CONSUMMATION OF THE REINCORPORATION, WHICH IN TURN IS A CONDITION TO THE CONSUMMATION OF THE ACQUISITION MERGER. IF THIS PROPOSAL IS NOT APPROVED BY STOCKHOLDERS, THE REVERSE STOCK SPLIT, AND THEREFORE, THE REINCORPORATION AND THE ACQUISITION MERGER, WILL NOT OCCUR.

THE ACQUISITION MERGER

              On January 20, 2005, the Company entered into Acquisition Merger Agreement with Rexahn, Merger Sub and CRS Delaware. Pursuant to the Acquisition Merger Agreement, immediately after the Reverse Stock Split and the reincorporation of the Company as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc." ("Rexahn Pharmaceuticals"), Merger Sub will be merged with and into Rexahn, with Rexahn as the surviving corporation in the Merger and a wholly owned subsidiary of Rexahn Pharmaceuticals. The Acquisition Merger Agreement provides that upon the consummation of the Acquisition Merger, (i) each share of the issued and outstanding Rexahn common stock (other than dissenting shares) will be converted into the right to receive five shares (the "Acquisition Merger Ratio") of Rexahn Pharmaceuticals common stock; and (ii) each issued, outstanding and unexercised option to purchase shares of Rexahn common stock will be converted into an option to purchase shares of Rexahn Pharmaceuticals common stock. A copy of the Acquisition Merger Agreement is filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed January 21, 2005.

              Rexahn Pharmaceuticals common stock to be issued in the Acquisition Merger is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to
Section 4(2) of the Securities Act and/or Regulation S under the Securities Act. These shares of Rexahn Pharmaceuticals common stock will be deemed "restricted securities" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

              For accounting purposes, the Acquisition Merger will be treated as a reverse merger which results in the legal acquiror, the Company, being treated as the company acquired by Rexahn under purchase accounting.

              Immediately prior to the Acquisition Merger, the Company will reincorporate itself in the State of Delaware by way of a merger of the Company with and into CRS Delaware (the "Reincorporation"), whereby each share of common stock, par value $.0001 per share, of Public Company will be converted into the right to receive one share (after giving effect to the Reverse Stock Split), or in lieu of effecting the Reverse Stock Split, one one-hundredth (1/100) of a share, of common stock, par value $.0001 per share, of Rexahn Pharmaceuticals.

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              The completion of the Acquisition Merger will be subject to certain conditions which must be satisfied prior to the Acquisition Merger, including the following:

              o the approval of Rexahn's stockholders of the Acquisition Merger;

              o the Company must have completed the Reincorporation (including the Reverse Stock Split, the Name Change and the Preferred Stock Authorization (each as defined below), if approved by the stockholders); and

              o the execution of a settlement agreement with Frank Ferraro, the Company's sole director and officer.

              The Acquisition Merger Agreement contains representations and warranties made by each of Rexahn and the Company to the other regarding itself and its business. The representations and warranties relate to: organization; standing and power; corporate authority to enter into, and carry out the obligations under, the Acquisition Merger Agreement and enforceability of the Acquisition Merger Agreement; absence of a conflict, violation or default of charter documents, by-laws, laws or material agreements as a result of the Acquisition Merger; broker's and finder's fees; capitalization; subsidiaries; financial statements; absence of certain changes; absence of undisclosed liabilities and claims; material contracts; tax matters; legal proceedings; insurance matters; intellectual property matters; compliance with laws and permits; related party contracts; benefit plans; employee matters; environmental matters; and in the case of the Company, filings with the SEC and compliance with the Sarbanes-Oxley Act of 2002.

REXAHN

Overview

              Rexahn is a biopharmaceutical company focused on the development of signal inhibitor drug therapies for the treatment of cancer and other diseases. Rexahn intends to leverage its unique discovery platforms, scientific expertise and developmental know-how to develop and commercialize new signal inhibitor cancer drugs with greater clinical benefits for cancer patients. Rexahn's principal corporate offices are located at 9620 Medical Center Drive, Rockville, Maryland 20850 in Maryland's I-270 technology corridor. This location provides the opportunity for collaboration with the nearby National Institutes of Health (NIH) and accessibility to the Food and Drug Administration (FDA).

Research & Development Focus

              Rexahn's therapeutic focus is anti-cancer therapies that target signal transduction molecules of cancer cells. Signal transduction is the process of transforming external information from the cell surface to a specific internal response, such as cell growth or cell death. Signals are conveyed through tightly regulated communication

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networks of protein pathways. The signaling pathways are comprised of functionally diverse proteins. Most, if not all, disease states arise from aberrant cell communication. Disrupting the signals responsible for disease progression offers a more targeted and less toxic approach to destroying or retarding the growth of cancer cells. In pre-clinical studies, Rexahn product candidates have been shown to block the proliferation of cancer tumor cells, to induce programmed cell death and/or to arrest abnormal angiogenesis. Recent trends in anti-cancer chemotherapy drug development involve the development of signal transduction inhibitors that are target-specific. These tumor-targeted agents offer advantages over traditional chemotherapy drugs.

              Rexahn's drug-discovery program focuses on key cellular signaling proteins involved in receiving and promoting growth and survival information, enhancing gene activity, controlling cell division, and promoting angiogenesis. Rexahn's integrated technology platforms serve to maximize efficiency in discovering and validating signaling targets while simultaneously screening and identifying lead tumor-targeted drugs. Rexahn's signal transduction inhibitors directly attack these signaling pathways and halt the growth of cancer cells. Rexahn believes this approach will lead to the development of more targeted and less toxic chemotherapy drugs than are currently available to physicians to help treat cancer. These drug candidates may also have potential applications in other disease areas.

Business Strategy

              Rexahn's goal is to build value through a strong drug pipeline and marketed products. To achieve these goals Rexahn's strategy has several key components:

    Target Signal Transducer Molecules With Multiple Drug Candidates.

              Rexahn plans to expand its product candidate pipeline and introduce several new signal transduction inhibitor drugs into clinical trials over the next five years. By identifying and characterizing the genes and proteins that control the signaling pathways and gene expression of cancer cells, Rexahn seeks to develop RNA/DNA-based and small-molecule drugs to treat a broad range of diseases caused by abnormal expression or functions of those genes and proteins. In addition to developing its own signal transduction inhibitors, Rexahn will use its technology platforms to screen and identify compounds developed by other biopharmaceutical companies, either on their own or in collaboration with Rexahn, which could be effective signal transduction inhibitors for anti-cancer applications.

    Establish Partnerships With Large Pharmaceutical Companies.

              Rexahn will seek to establish partnerships with large pharmaceutical companies in order to reduce drug development costs and to expand its products' indications and access to markets. Rexahn plans to market products for which it obtains regulatory approval either directly or through co-marketing arrangements or other

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licensing arrangements with large pharmaceutical companies. To market those products with indications that are larger or geographically diverse, Rexahn expects to enter into licensing, distribution or partnering agreements with pharmaceutical companies that have large established sales organizations.

    Clinically Develop Drug Candidates as Orphan Drugs to Reduce Time-to-Market.

              Under the Orphan Drug Act, the Food and Drug Administration (FDA) may expedite approval of new drugs that treat diseases affecting less than 200,000 patients each year. This category of diseases is called an "orphan indication" because many pharmaceutical companies are likely to ignore development of products for these conditions due to smaller economic returns. Incentives in the Orphan Drug Act include a faster time-to-market of the drug (with FDA approval possible after Phase II trials instead of Phase III trials) and seven years of drug marketing exclusivity for the sponsor. In addition, the FDA sometimes provides orphan research grants to aid in the costs of developing an orphan drug. Once the product has received orphan drug approval, the sponsor may conduct larger, more extensive clinical trials seeking approval for other, more widespread cancers. Rexahn plans to develop drugs initially for orphan category cancers in order to reduce the time-to-market for these products. Rexahn's drug products may also be effective against non-orphan category cancers, providing additional market opportunities for off-label use. This would enable Rexahn to either license these products for further development by major pharmaceutical companies or conduct the necessary studies to seek FDA approval for additional indications.

    In-License Unique Technology.

              Rexahn seeks to keep abreast of emerging technologies and development stage drugs. Rexahn seeks to proactively review opportunities to in-license and advance compounds in oncology and consider other therapeutic areas that are strategic and create value and importantly where Rexahn's development know-how can be applied.

    Capitalize on Rexahn's Management Team's Expertise for Drug Development and Product Commercialization.

              Commercializing drugs requires regulatory, clinical development, and marketing skill sets that Rexahn's management team possesses. Rexahn's regulatory knowledge comes from team members who have either been regulatory reviewers at the FDA or regulatory consultants who have prepared and filed regulatory documents in the U.S. and worldwide. Rexahn's management team also possesses clinical development experience in oncology and several other therapeutic areas. Rexahn believes that this knowledge and experience with the FDA drug approval process permits Rexahn to develop strategies that take advantage of the FDA's fast track policies. Where possible, Rexahn's management will seek to use their experience to design and implement drug development programs that minimize the time for clinical trials, while maximizing

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success rates for approval of its products. Members of Rexahn's management team also have prior experience in pharmaceutical product launch and marketing.

THE REVERSE STOCK SPLIT

              The Acquisition Merger Ratio was established so that following the Acquisition Merger, the former holders of Rexahn common stock would hold approximately 91.8% of the outstanding shares of Rexahn Pharmaceuticals. Based on the Company's current capitalization and 7,628,166 shares of Rexahn common stock outstanding as of January 20, 2005, 3,814,083,000 shares would be required to be issued to the holders of Rexahn common stock in the Acquisition Merger to achieve the desired ownership structure. As of January 20, 2005, there were 500,000,000 shares of Company common stock authorized, of which 289,780,000 shares were issued and outstanding and 210,220,000 shares available for future issuance. Without recapitalizing the Company by means of the Reverse Stock Split, there would be an insufficient number of authorized shares for issuance in the Acquisition Merger to achieve the desired post-Acquisition Merger ownership structure.

              As a result, our Board of Directors has unanimously determined that in connection with, and as a condition to, consummation of the Acquisition Merger pursuant to the Acquisition Merger Agreement, the Company should effect a 1-for-100 reverse stock split immediately prior to the Reincorporation and the Acquisition Merger in order to reduce proportionately the aggregate number of shares of Company common stock outstanding and increase the number of authorized shares of Company common stock available for future issuance, including in the Acquisition Merger. If the Reverse Stock Split is approved by the stockholders of the Company and effected by our Board of Directors, the outstanding shares of Company common stock will be reduced from 289,780,000 to 2,897,800 shares and, because the authorized number shares of Company common stock will remain at 500,000,000, there will be 497,102,200 shares of Company common stock, and following the Reincorporation, 497,102,200 shares of Rexahn Pharmaceuticals common stock, available for future issuance, including in connection with the Acquisition Merger. Pursuant to the terms of the Acquisition Merger Agreement, after giving effect to the Reverse Stock Split and the Reincorporation, Rexahn Pharmaceuticals will issue 38,140,830 shares of Rexahn Pharmaceuticals common stock in the Acquisition Merger.

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              As a result of the Acquisition Merger, the stockholders of the
Company will suffer substantial dilution in their interests in the Company. Following the consummation of the Acquisition Merger, approximately 91.8% of the issued and outstanding shares of Company common stock will be held by the current holders of Rexahn common stock and the current stockholders of the Company will own approximately 8.2% of the issued and outstanding shares of Company common stock. Consequently, not only will the Company's stockholders capital interest in the Company be reduced from 100% to 8.2%, but their voting power will be similarly reduced. Following the Acquisition Merger, the current stockholders of Rexahn will own 91.8% of the issued and outstanding shares of Company common stock and will be able to control the Company's affairs, including the election of all members of the Company's Board of Directors. In addition, as of January 21, 2005, there were outstanding options to purchase approximately 1,195,000 shares of Rexahn common stock, which in the Acquisition Merger will be converted into options to purchase approximately 6,075,000 shares of Rexahn Pharmaceuticals common stock. If these options are exercised, the issuances of Rexahn Pharmaceuticals common stock will further dilute the holdings of the current stockholders of the Company.

              The Reverse Stock Split is a reduction in the number of outstanding shares of the Company's capital stock, which may be accomplished by reclassifying and converting all issued and outstanding shares of Company common stock into a proportionately fewer number of shares of Company common stock. For example, if the 1-for-100 Reverse Stock Split of Company common stock is implemented, then a stockholder holding 5,000 shares of Company common stock before the Reverse Stock Split would hold 50 shares of Company common stock after the Reverse Stock Split. This action would also result in a relative increase in the available number of authorized but unissued shares of Company common stock (in the example, restoring 4,950 shares to the number of unissued shares available for issuance), because the number of shares authorized for issuance will be otherwise unchanged by the amendment and will remain at 500,000,000 shares. Each stockholder's proportionate ownership of the issued and outstanding shares of Company common stock would remain the same after the Reverse Stock Split, except for minor changes that may result from additional shares issued in connection with fractional shares. Outstanding shares of new Company common stock resulting from the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We will continue to be subject to the periodic reporting requirements of the Exchange Act.

              The Reverse Stock Split also will affect the presentation of stockholders' equity on our balance sheet. Because the par value of the shares of Company common stock is not changing as a result of the implementation of the Reverse Stock Split, our stated capital, which consists of the par value per share of the Company common stock multiplied by the aggregate number of shares of Company common stock issued and

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outstanding, will be reduced proportionately on the effective date of the
Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Company common stock, will be increased by an amount by which the stated capital is reduced.

              The Reverse Stock Split may leave certain stockholders with one or more "odd lots," which are stock holdings in amounts of less than 100 shares of Company common stock. These odd lots may be more difficult to sell than shares of Company common stock in even multiples of 100.

              The reduction in the number of issued and outstanding shares of Company common stock caused by the Reverse Stock Split is anticipated initially to increase proportionately the per share market value of the Company common stock. However, the actual effect of the Reverse Stock Split upon the market price for the Company common stock cannot be predicted. There can be no assurance that the market price per share of the Company common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Company common stock outstanding resulting from the Reverse Stock Split. The market price of the Company common stock may also be based on our performance and other factors, many of which may be unrelated to the number of outstanding shares of Company common stock.

              Our Board of Directors has fixed February 10, 2005 as the record date for determining the shares of Company common stock subject to the Reverse Stock Split. If approved by our stockholders, the Reverse Stock Split will become effective at such time as the Company files a Certificate of Amendment to the Company Certificate with the Secretary of State of the State of New York or at such later time as may be set forth in the Certificate of Amendment (or, if this proposal and the Reincorporation proposal are approved by our stockholders, and we elect to adjust the Reincorporation Ratio to one one-hundredth, at the effective time of the Reincorporation), which we refer to as the "Reverse Split Effective Time".

              Our transfer agent, Olde Monmouth Stock Transfer, will be apprised of the Reverse Stock Split and will update its records accordingly. Beginning on the Reverse Split Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. All fractional shares shall be rounded up to the next nearest whole number. Each holder of pre-Reverse Stock Split shares of Company common stock at the Reverse Split Effective Time who would otherwise be entitled to a fraction of a share of post-Reverse Stock Split shares of Company common stock shall, in lieu thereof, receive one additional whole share of post-Reverse Stock Split Company common stock. Following completion of the Reincorporation and the Acquisition Merger, you will be contacted on how to exchange your existing stock certificates for new stock certificates. Until then, your current stock certificates will continue to represent your post-Reverse Stock Split shares.

              If this proposal and the Reincorporation proposal are approved by our stockholders, we may elect, in lieu of the Reverse Stock Split, to achieve the same result as the Reverse Stock Split and the Reincorporation by adjusting the merger ratio in the Reincorporation Ratio to one one-hundredth (1/100), so that each share of Company common stock outstanding immediately prior to the Reincorporation is converted into one one-hundredth of a share of Rexahn Pharmaceuticals.

              We reserve the right not to effect the Reverse Stock Split if in the opinion of our Board of Directors it would not be in our best interests or in the best interests of our stockholders to effect the Reverse Stock Split.

              Our stockholders are not entitled to appraisal rights under the New York Business Corporation Law ("NYBCL") in connection with the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

              The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to (i) holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign persons, nonresident alien individuals, broker-dealers and tax-exempt entities, (ii) holders who acquired their shares pursuant to the exercise of an employee stock option or right or otherwise as compensation or (iii) holders who hold shares as part of a hedge, straddle, conversion or constructive sale transaction. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

              No gain or loss should be recognized by a stockholder upon the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares (including any fraction of a post-Reverse Stock Split share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-Reverse Stock Split shares. The stockholder's holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares prior to the Reverse Stock Split.

              The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

              Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1.

                    PROPOSAL 2. CHANGE OF NAME OF THE COMPANY

              Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company Certificate to change the name of the Company to "Rexahn Pharmaceuticals, Inc." (the "Name Change"). The Name Change would reflect the revised business operations of the Company following the completion of the Acquisition Merger with Rexahn. The Company believes that there is a certain degree of name recognition associated with Rexahn. Accordingly, the Board of Directors believes it would be appropriate and in the best interest of the Company and its stockholders to change the name of the Company to "Rexahn Pharmaceuticals, Inc."

              If the Name Change is approved by our stockholders, the Company will attempt to have the trading symbol for its common stock changed from "CPRD" to a symbol more readily associated with the new name of the Company. The currently outstanding stock certificates evidencing shares of the Company common stock bearing the name "Corporate Road Show.Com Inc." will continue to be valid and represent shares of the Company following the Name Change. Following completion of the Acquisition Merger and the Reincorporation, you will be contacted on how to exchange your existing stock certificates for new stock certificates bearing the new name. Until then, your current stock certificates will continue to represent your shares of Company common stock and will not be affected by the Name Change.

              Our Board of Directors has approved an amendment to the Company Certificate to effect the Name Change. A copy of the Certificate of Amendment to the Certificate of Incorporation which provides for this amendment is attached hereto as Appendix A. If this proposal and the Reincorporation proposal are approved by our stockholders, we may elect, in lieu of the amendment to the Company Certificate, to achieve the same result as the Name Change and the Reincorporation by providing that in the Reincorporation, the name of the surviving corporation will be "Rexahn Pharmaceuticals, Inc."

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

                     PROPOSAL 3. REINCORPORATION IN DELAWARE

              Our Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from New York to Delaware, subject to stockholder approval. The Reincorporation will be effected by merging the Company with and into CRS Delaware, a Delaware corporation and a wholly owned subsidiary of the Company formed by the Company for the purpose of the Reincorporation, with CRS Delaware surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc." The Reincorporation will be effected in accordance with the terms of an Agreement and Plan of Merger (the "Reincorporation Merger Agreement"), a copy of which is attached hereto as Appendix B to this proxy statement, and statements herein regarding the Reincorporation Merger Agreement are qualified by reference to the complete Reincorporation Merger Agreement. If this proposal is approved by our stockholders, the Reincorporation will be effected immediately prior to, and is a condition precedent to the consummation of, the Acquisition Merger. However, the Reincorporation Merger Agreement provides that the Reincorporation may be abandoned prior to the effective time thereof, either before or after stockholder approval, by our Board of Directors. In the event the Reincorporation is abandoned, the existing Company Certificate and Company By-laws would remain in effect and the Company will continue as a New York corporation. Approval of the Reverse Stock Split is a condition precedent to the consummation of the Reincorporation. Approval of the Reincorporation is not a condition to the Reverse Stock Split. PLEASE NOTE THAT STOCKHOLDERS ARE NOT BEING ASKED TO APPROVE THE ACQUISITION MERGER, HOWEVER, APPROVAL OF THE REINCORPORATION PROPOSAL IS A CONDITION PRECEDENT TO CONSUMMATION OF THE ACQUISITION MERGER. IF THIS PROPOSAL IS NOT APPROVED BY STOCKHOLDERS, THE ACQUISITION MERGER WILL NOT OCCUR.

              The following discussion summarizes certain aspects of the proposal to change the state of incorporation of the Company from New York to Delaware but is not a complete statement of the terms of the Reincorporation Merger Agreement or of the provisions affecting, and differences between, your rights as a stockholder of the Company and your rights as a stockholder of CRS Delaware. The discussion is qualified in its entirety by reference to the Reincorporation Merger Agreement, the Amended and Restated Certificate of Incorporation of CRS Delaware (the " Delaware Certificate"), the form of which is attached hereto as Appendix C, and the Amended By-laws of CRS Delaware (the " Delaware By-laws"), the form of which is attached hereto as Appendix D.

              Reincorporating under Delaware law is advisable because Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Delaware General Corporation Law of the State (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs. With the recent changes in the composition of our management and board of directors, we think it will be beneficial to the Company and its stockholders to obtain the benefits of Delaware corporate law.

              Delaware has also established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, who have many years of experience with corporate issues, without juries. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including New York, do not have a specialized judiciary over matters relating to corporate issues.

              Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no New York court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

              Reincorporation from New York to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

REINCORPORATION; EFFECT ON COMPANY COMMON STOCK

              Pursuant to the Reincorporation Merger Agreement, if our stockholders approve this proposal and the Reincorporation is effected:

o the Company will be merged with and into CRS Delaware, with CRS Delaware surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc." ("Rexahn Pharmaceuticals") and the Company's existence as a New York corporation will cease; and

o each holder of outstanding Company common stock will receive one share of Rexahn Pharmaceuticals common stock for every share of Company common stock held by such holder (or if this proposal and the Reverse Stock Split proposal are approved by our stockholders, our Board of Directors may elect, in lieu of the Reverse Stock Split, to adjust the merger ratio in the Reincorporation to one one-hundredth).

ORGANIZATIONAL DOCUMENTS

              If the Reincorporation is approved by our stockholders, immediately prior to the effective time of the Reincorporation, the certificate of incorporation and by-laws of CRS Delaware will be amended and restated in substantially the forms attached hereto as Appendix C and Appendix D, respectively. These organizational documents will govern Rexahn Pharmaceuticals, as the surviving corporation, following the Reincorporation.

POST-REINCORPORATION MANAGEMENT

              The post- Reincorporation Board of Directors of Rexahn Pharmaceuticals will be composed of the existing directors of the Company. The persons who serve as officers of the Company at the effective time of the Reincorporation will serve as the officers of Rexahn Pharmaceuticals after the Reincorporation.

COMPARATIVE RIGHTS OF HOLDERS OF COMPANY COMMON STOCK AND REXAHN PHARMACEUTICALS COMMON STOCK

              If this proposal is approved by the requisite stockholder vote at the special meeting of stockholders, the holders of Company common stock, whose rights are currently governed by the NYBCL and the Company Certificate and the Company's By-laws (the "Company By-laws"), will become stockholders of Rexahn Pharmaceuticals, which will be a Delaware corporation. Accordingly, following Reincorporation, their rights will be governed in accordance with the DGCL and the Delaware Certificate and the Delaware By-laws. Certain differences in the rights of stockholders arise from distinctions between the NYBCL and the DGCL, as well as from the Company's organizational documents as compared to CRS Delaware's organizational documents. The following is a brief description of those differences. This discussion is not intended to be a complete statement of the differences, but rather a summary of the more significant differences affecting the rights of such stockholders and certain important similarities. The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist. The following summary discussion is qualified in its entirety by reference to the NYBCL, DGCL, the Company Certificate and the Company By-laws and the Delaware Certificate and the Delaware By-laws, to which you are referred.

AUTOMATIC CONVERSION OF STOCK ON A ONE-FOR-ONE BASIS

              Upon the Reincorporation, the Company's stockholders will automatically become stockholders of Rexahn Pharmaceuticals. Each outstanding share of Company common stock will automatically convert into one share of common stock of Rexahn Pharmaceuticals.

NO ACTION REQUIRED FROM YOU REGARDING THE COMPANY'S STOCK CERTIFICATES

              After the Reincorporation, stock certificates representing shares of Company common stock will automatically represent an equal number (or one one-hundredth, if the Reverse Stock Split is effected) of Rexahn Pharmaceuticals shares. STOCKHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE REINCORPORATION, UNTIL INSTRUCTED TO DO SO. After the Reincorporation, stockholders may continue to make sales or transfers using their existing stock certificates. Following the Reincorporation and the Acquisition Merger, you will be contacted on how to exchange your existing stock certificates for new certificates representing shares of Rexahn Pharmaceuticals common stock.

NO CHANGE IN TRANSFERABILITY OF SHARES

              Stockholders whose shares of Company common stock were freely tradable before Reincorporation will own shares of Rexahn Pharmaceuticals common stock that are freely tradable after Reincorporation.

              Stockholders holding pre-Reincorporation Company shares with transfer restrictions will hold post-merger shares of Rexahn Pharmaceuticals that have the same restrictions. For purposes of Rule 144 under the Securities Act, those who hold Rexahn Pharmaceuticals shares will be deemed to have acquired those shares on the date they originally acquired their corresponding pre-Reincorporation shares of Company common stock.

              The Company expects that, after the Reincorporation, Rexahn Pharmaceuticals will be a publicly held company and its shares of common stock, like those of the Company before it, will be traded on the OTC-BB, as long as such shares qualify for trading. Rexahn Pharmaceuticals will also file with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

              The following is a summary of certain material United States federal income tax consequences of the Reincorporation. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reincorporation and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to (i) holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign persons, nonresident alien individuals, broker-dealers and tax-exempt entities, (ii) holders who acquired their shares pursuant to the exercise of an employee stock option or right or otherwise as compensation or (iii) holders who hold shares as part of a hedge, straddle, conversion or constructive sale transaction. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reincorporation.

              The Company intends that the Reincorporation be treated as a tax free "reorganization" within the meaning of Section 368(a) of the Code. Assuming the Reincorporation qualifies as a tax free "reorganization," the Company, Rexahn Pharmaceuticals and the holders of Company common stock will not recognize any gain or loss as a result of the Reincorporation. Each holder will have the same basis in the Rexahn Pharmaceuticals common stock received as a result of the Reincorporation as that holder has in the corresponding Company common stock held at the time the Reincorporation occurs. Each stockholder's holding period with respect to the Rexahn Pharmaceuticals common stock will include the period during which that holder held the corresponding Company common stock, provided the latter was held as a capital asset at the time the Reincorporation occurs.

              Our view regarding the tax consequences of the Reincorporation is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

ACCOUNTING TREATMENT

              In accordance with generally accepted accounting principles, the Company expects to account for the Reincorporation as a "reorganization" of entities under common control and record it at historical cost. The Company does not expect that the occurrence of the Reincorporation will have a material effect on its financial position, results of operations or cash flows.

REGULATORY APPROVALS

              The Company does not expect the Reincorporation to occur until it has obtained the approval of the Company's stockholders and all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of a Certificate of Merger with the Secretary of State of the State of New York.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

              In general, the NYBCL, the Company Certificate and the Company By-laws currently govern the Company's corporate affairs. The Company has the Company Certificate and the Company By-laws available for inspection during business hours at its principal executive offices in Bohemia, NY. You may obtain copies by writing to the Company at 80 Orville Drive - Suite 100, Bohemia, NY 11716, Attention:
President. If stockholders approve the Reincorporation proposal, the Company will merge with and into CRS Delaware, which will survive under the name "Rexahn Pharmaceuticals, Inc.", and its business will be continued by Rexahn Pharmaceuticals.

              Following the Reincorporation, the DGCL, rather than the NYBCL, will control issues of corporate governance and control. The Delaware Certificate and the Delaware By-laws, attached as Appendix C and Appendix D, respectively, will, in effect, replace the Company Certificate and the Company By-laws. Accordingly, the differences among these documents and between the NYBCL and the DGCL are relevant to your decision whether to approve the Reincorporation.

              We discuss below certain differences between the NYBCL and the DGCL and between the various organizational documents. Our discussion is no substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, we qualify our discussion in its entirety by reference to the DGCL, the NYBCL, applicable case law, and the organizational documents of each of the companies. We request that stockholders read the following discussion in conjunction with the Reincorporation Merger Agreement, the Delaware Certificate and the Delaware By-laws, attached to this proxy statement.

Shares of Capital Stock

              The same number of shares of common stock will be authorized, issued and outstanding immediately before and immediately after the Reincorporation (after giving effect to the Reverse Stock Split).

              CRS Delaware will not issue any shares of capital stock in connection with the Reincorporation, other than the shares into which shares of Company common stock will convert, as reflected on the books of the Company's transfer agent. No additional stock certificates will be issued to stockholders because of the occurrence of the Reincorporation.

              As of the Record Date, the Company Certificate authorizes 500,000,000 shares of Company common stock, of which 289,780,000 shares are issued and outstanding. Following the Reverse Stock Split, the number of shares of Company common stock the Company is authorized to issue will remain at 500,000,000. The Delaware Certificate will also authorize 500,000,000 shares of common stock of CRS Delaware to be issued.

              If the proposal to authorize "blank check" preferred stock described under "Proposal 4. Amendment to Add Preferred Stock" is approved, under the Delaware Certificate, the Board will have the authority to determine the special rights, qualifications, limitations or restrictions of any series of the preferred stock, to the full extent permitted by applicable law.

Amending the Certificate and the By-laws

              The NYBCL and the DGCL are substantially similar in the procedures for amending the certificate of incorporation and the by-laws.

              The DGCL allows a board of directors to recommend that stockholders amend the certificate of incorporation, and a majority of the outstanding shares entitled to vote on the issue are normally enough to approve that amendment. The NYBCL provides for a similar procedure, except for certain ministerial changes and except as otherwise required by the certificate of incorporation. Both laws require that a majority of the holders of any particular class of stock must approve any amendment that would adversely affect the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

              Where the certificate of incorporation provides for so-called "blank check" preferred stock (that is, preferred stock that is undesignated as to series and relative rights), the NYBCL and the DGCL both allow the board of directors to amend the applicable certificate to establish one or more series of preferred stock and their relative rights, without further stockholder action.

              The Company By-laws provide that the Board of Directors or the stockholders entitled to vote in the election of directors may adopt, amend or repeal by-laws, except that the Board may not amend or repeal any by-laws or adopt any new by-laws, statutory control of which is vested exclusively in the stockholders. Under the Company By-laws, the stockholders may amend or repeal by-laws adopted by the Board. The Delaware Certificate provides for substantially the same procedures.

Calling a Special Meeting of Stockholders

              Under both the NYBCL and the DGCL, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of stockholders. The Company By-laws provide that the Board of Directors or any officer instructed by the Board of Directors may call a special meeting of stockholders. The Delaware Certificate and the Delaware By-laws provide that the Board of Directors or the Chairman of the Board may call a special meeting of stockholders.

Action by Written Consent of Stockholders in Lieu of a Meeting

              The NYBCL requires unanimous written consent for stockholders to act in lieu of a meeting, unless the certificate of incorporation specifies a lesser percentage within certain parameters set out in such law. The Company Certificate currently does not contain a provision permitting written stockholder action by any lesser percentage, so the Company requires unanimous written consent for stockholders to act in lieu of a meeting.

              Unless the certificate of incorporation provides otherwise, the DGCL generally permits stockholders to take action by the written consent of holders with the same percentage of voting power (generally, a majority) that would be required for action at a stockholders' meeting, assuming the presence of all stockholders entitled to vote. The Delaware Certificate does not contain any contrary provision. Thus, CRS Delaware stockholders would be able to take action by written consent to the extent permitted by the DGCL, generally a majority of the eligible votes.

Right of Stockholders to Inspect Stockholder List

              Both the NYBCL and the DGCL permit stockholders to inspect a corporation's list of stockholders, although their procedures differ.

              Under the NYBCL, a stockholder of record may inspect the list of stockholders of record on at least five days' prior written request. A corporation may deny a stockholder's demand if the stockholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the stockholder has not been involved in the last five years in selling or offering to sell a list of record stockholders. A New York corporation must also produce a list of stockholders as of the record date if a stockholder requests the list at any meeting.

              Under the DGCL, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder. For at least ten days prior to each stockholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required for Certain Transactions

              The NYBCL requires that for a New York corporation incorporated after February 1998, the holders of at least a majority of the outstanding stock entitled to vote must approve certain mergers, consolidations or sales of all or substantially all the corporation's assets.

              Under the DGCL, the holders of a majority of the outstanding stock entitled to vote on a merger, consolidation, or sale of all or substantially all the assets have the power to approve such transactions. The certificate or the by-laws may provide otherwise, but in no event may they require approval of such transactions by the holders of less than one-third of the outstanding stock entitled to vote on such transactions. Except for a "fair price" provision which requires the approval of the holders of a majority of the outstanding stock entitled to vote thereon not beneficially owned by certain "interested stockholders" or their affiliates and associates for business combinations not meeting certain fair price criteria and procedural requirements, the Delaware Certificate and the Delaware By-laws provide that the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of the assets of CRS Delaware. The "fair price" provision is comparable to the "fair price provision" under the NYBCL described below under "--Business Combinations with Interested Stockholders".

              Notwithstanding the foregoing, under the DGCL the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

o the merger agreement does not amend the surviving corporation's certificate of incorporation;

o each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

o the merger results in no more than a 20% increase in its outstanding common stock.

              Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion of these requirements below under the heading "--Business Combinations with Interested Stockholders."

Removal of Directors by Stockholders or the Board of Directors

              Under the NYBCL, stockholders may remove a director for cause, or if the certificate of incorporation or the by-laws so provides, stockholders may remove a director with or without cause. The Company By-laws provide, as permitted by the NYBCL, that Company's stockholders can remove a director with or without cause and that the Company's Board of Directors can remove a director with cause.

              The Delaware Certificate provides that a majority vote of the stockholders of CRS Delaware would be required to remove a director with or without cause. The DGCL does not permit the Board of Directors to remove a director.

Limitation of Directors' Liability

              Both the NYBCL and the DGCL permit a corporation in its charter provisions to limit a director's personal liability for actions taken in an official capacity. Due to the variations in the NYBCL and the DGCL, there may be circumstances where a director could remain liable under the NYBCL for conduct that would not expose him or her to liability under the DGCL, or vice versa. The Delaware Certificate adds a provision that limits, as fully as the DGCL allows, a director's personal liability to CRS Delaware or its stockholders for monetary damages for breach of fiduciary duty.

              Under the NYBCL, a director is not liable to the corporation for damages if the director has acted in good faith and as carefully as an ordinarily prudent person in similar circumstances. In addition, the certificate of incorporation of a New York corporation can eliminate or limit personal liability of a director to the corporation. However, no such provision can eliminate or limit:

o the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL; or

o the liability of any director for any act or omission prior to the adoption of such provision in the charter.

The Company Certificate limits the personal liability of a director to the corporation.

              Under the DGCL, the certificate of incorporation may contain limits on a director's liability to the corporation or its stockholders for money damages for breach of fiduciary duty. The DGCL does not permit any limitation of a director's liability where: (1) a director breached the duty of loyalty to the corporation or its stockholders; (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law; (3) a director received an improper personal benefit from a transaction involving the corporation; or (4) a director authorized an unlawful dividend or stock repurchase or redemption. The Delaware Certificate will limit the liability of its directors to the Company and its stockholders as fully as the DGCL allows.

Indemnification of Directors and Officers; Insurance

              With some differences, both the NYBCL and the DGCL permit a corporation to indemnify its directors and officers for acts or omissions in an official capacity and to purchase insurance on behalf of such directors and officers against the costs and liabilities of acting or failing to act in an official capacity. Unlike the DGCL, the NYBCL expressly restricts certain claims that may be made under such insurance. The Company currently provides indemnification for officers and directors but does not provide insurance on behalf of directors and officers for liability in any such capacity. The Delaware Certificate and the Delaware By-laws will provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers for liability in any such capacity, as fully as the DGCL allows. The DGCL indemnification provisions will apply after the Reincorporation, except that the NYBCL indemnification provisions will apply to acts or omissions that occur prior to the Reincorporation.

              Both the NYBCL and the DGCL, with some variations, allow a corporation to indemnify -- that is, to make whole -- any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for acts or omissions in an official capacity. In addition to covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation, with specified qualifications, to advance certain reasonable expenses incurred and to reimburse such expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

              Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from acts or omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The NYBCL, however, restricts the kinds of claims that may be made under such insurance. For example, there would be no payment, other than cost of defense, if an adverse judgment established that the director or officer had engaged in active and deliberate dishonesty material to the cause of action determined in the judgment, or that the director or officer gained some financial profit or other advantage to which he or she was not legally entitled.

              Unless the court determines otherwise, neither the NYBCL nor the DGCL permits indemnification of a director or officer if a court finds the person liable to the corporation itself. In addition, the NYBCL and the DGCL generally require that the director or officer must have acted in good faith and in a manner he or she reasonably believed was consistent with (or, in Delaware only, not opposed to) the best interests of the corporation.

              The Delaware Certificate and Delaware By-laws will provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers against costs and liabilities of acting or failing to act in an official capacity, as fully as the DGCL allows. In addition, the Delaware By-laws set forth particular procedures for submission and determination of claims for indemnification.

              If the stockholders approve the Reincorporation, the NYBCL indemnification provisions will continue to apply to acts and omissions that occurred prior to the Reincorporation.

Transactions with Interested Directors

              Generally, the NYBCL and the DGCL contain substantially comparable provisions for approving transactions between a corporation and one of its directors that involve disclosure of such director's interest in the transaction and approval by either the disinterested directors or stockholders in specified circumstances.

              The NYBCL provides several methods for establishing the validity of transactions between a corporation and one of its directors, including a vote by the disinterested directors who are not involved in the transaction. The DGCL provides that no transaction between a corporation and any of its directors is void or voidable solely because such director is present at or participates in the meeting where such transaction is considered or because that director's vote is counted if: (1) the material facts of that director's interest in the transaction are known to the board of directors and a majority of the disinterested directors votes in good faith to authorize the transaction; or (2) that director's interest in the transaction is disclosed to stockholders and the stockholders in good faith approve the transaction.

              The Company Certificate and the Company By-laws do not contain provisions addressing transactions with interested directors. The Delaware Certificate and the Delaware By-laws do not address transactions with interested directors. As a result, after the Reincorporation, any such transactions will be governed by the DGCL, as it exists from time to time, except to the extent that permitted transactions under the DGCL, such as certain loans and guarantees of obligations for directors, are prohibited under other laws, rules and regulations that apply to the Company.

Issuance of Rights and Options to Directors, Officers, and Employees

              The NYBCL requires that stockholders approve equity incentive plans for directors, officers or employees. The DGCL does not require such approval. This difference has no material impact on the Company because other rules that apply to the Company require it to obtain stockholder approval for such equity incentive plans.

              The NYBCL requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation, as an incentive to service or continued service with the corporation, must be authorized: (1) as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading; or (2) if the corporation's shares are not so listed or authorized, by a majority of the votes validly cast at a stockholders meeting or by and consistent with a plan adopted by such a vote of stockholders.

              The DGCL does not require stockholder approval of such transactions.

Consideration for Shares

              Both the NYBCL and the DGCL provide in a substantially similar manner for the types of consideration that can support the issuance of shares.

              Under the NYBCL, consideration for the issuance of shares may consist of money or other property, labor or services actually received, a binding obligation to pay the purchase price in cash or other property, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, personal or real property, services actually rendered or any combination of these, plus consideration for any balance, which may include, in addition, binding obligations described in the preceding sentence.

              Under the DGCL, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Dividends; Redemption of Stock

              Both the NYBCL and the DGCL permit payment of dividends and redemption of common stock, but under somewhat different circumstances.

              Under both the NYBCL and the DGCL and subject to its certificate of incorporation, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

              Under the NYBCL, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation after any such payment or distribution must be at least equal to the amount of stated capital. The DGCL defines surplus as the excess of net assets over capital and permits the board to adjust capital. If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions.

              In general, the NYBCL permits a corporation, as set forth in its certificate of incorporation, to redeem its shares, provided that redemption of common stock is permissible, with certain exceptions, only when the corporation not insolvent or would not thereby be made insolvent.

              With certain exceptions, the DGCL permits a corporation to redeem its common stock only when, among other things, no class of preferred stock is outstanding.

Preemptive Rights

              The Company's stockholders currently do not have preemptive rights to subscribe for shares or other securities of the Company and will not have such rights after the Reincorporation.

              Under the NYBCL, the issuance of shares does not result in preemptive rights of stockholders unless the charter expressly provides them. The Company Certificate does not provide for preemptive rights.

              Under the DGCL, the issuance of shares does not result in preemptive rights of stockholders unless the charter expressly provides them. The Delaware Certificate does not provide for preemptive rights.

Appraisal Rights

              While appraisal rights under the NYBCL differ from those under the DGCL in other respects, both laws provide, with some exceptions under the DGCL, that stockholders have no appraisal rights where the corporation's shares are designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. The Company's shares are not currently so designated and, if the stockholders approve the Reincorporation, the shares of CRS Delaware will not be so designated.

              Generally, "appraisal rights" entitle dissenting stockholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets.

              The NYBCL extends appraisal rights to an exchange of a corporation's shares as well. The NYBCL provides that dissenting stockholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Where shares are not listed on an exchange, appraisal rights under the NYBCL allow a voting and dissenting stockholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a stockholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to stockholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for something of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the stockholder may have to request the appraisal and follow other required procedures.

              Under the DGCL, appraisal rights are not available to a stockholder if, among other things: (1) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (2) held of record by more than 2,000 stockholders; or (3) the corporation will be the surviving corporation in a merger that does not require the approval of such corporation's stockholders. However, regardless of the foregoing, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires the exchange of shares for anything of value other than one or more of the following:

o shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

o shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 stockholders after the merger or consolidation occurs; or

o cash instead of fractional shares of the surviving corporation or another corporation.

Business Combinations with Interested Stockholders

              Both the NYBCL and the DGCL restrict certain "business combinations" with "interested shareholders" or "interested stockholders"; however the two laws define these terms differently. Generally, when the restriction applies, it extends under the NYBCL, absent specified approval of the Board of Directors or stockholders, for at least five years after the stockholder becomes an "interested shareholder" and under the DGCL, absent specified approval of the Board of Directors and, in certain circumstances, stockholders, for three years. The DGCL permits a corporation to waive its restrictions against business combinations with "interested stockholders, but CRS Delaware is not doing so.

              Provisions in both the NYBCL and the DGCL may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance.

              Under the NYBCL, a stockholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder". There is an exception where the Board of Directors approved either the business combination or the acquisition of stock by the "interested shareholder" before such acquisition. An "interested shareholder" under the NYBCL is generally: (1) a beneficial owner of at least 20% of the corporation's outstanding voting stock; or (2) an affiliate or associate of a corporation that owned at least 20% of the outstanding stock within the preceding five years.

              "Business combinations" under the NYBCL include the following:

o mergers and consolidations between corporations or with an "interested shareholder" or its affiliate or associate;

o sales, leases, exchanges, mortgages, pledges, transfers or other dispositions in one transaction or a series of transactions to or with an "interested shareholder" of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

o issues and transfers to an "interested shareholder" of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

o liquidation or dissolution of the corporation proposed by or in connection with an "interested shareholder";

o reclassification or recapitalization of securities that would increase the proportionate stock ownership of an "interested shareholder"; and

o the receipt by an "interested shareholder" or its affiliate or associate of benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

              The NYBCL allows such a business combination to take place five or more years after the "interested shareholder" became an "interested shareholder" if the transaction is approved by a majority of the voting stock not owned by the "interested shareholder" or its affiliate or associate. The NYBCL also permits business combinations when certain statutory "fair price" requirements are met and in certain other circumstances.

              Section 203(a) of the DGCL generally prohibits an "interested stockholder" from entering into certain types of business combinations with a Delaware corporation for three years after becoming an "interested stockholder" unless:

o before the stockholder became an "interested stockholder", the Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an "interested stockholder";

o after the transaction that resulted in the stockholder becoming an "interested stockholder", the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

o on or after the time the "interested stockholder" became an "interested stockholder", the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder" also ratified the business combination at a stockholders' meeting.

              An "interested stockholder" under the DGCL is any person -- other than the corporation and its majority-owned subsidiaries -- who owns at least 15% of the outstanding voting stock or is an affiliate or associate of a corporation that owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

o    mergers or consolidations;

o sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of: (a) the aggregate market value of all assets of the corporation; or (b) the aggregate market value of all the outstanding stock of the corporation;

o any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the "interested stockholder" except in limited instances;

o receipt by the "interested stockholder" of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

o any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the "interested stockholder".

              The DGCL permits a corporation to elect not to be governed by the provisions of Section 203. The Company has chosen, however, to accept the protections of Section 203, and therefore the Delaware Certificate will not waive these protections. The DGCL does not provide for a "fair price" provision; however, the Delaware Certificate includes a "fair price" provision.

Proxies

              Unless the proxy provides for a longer period, a proxy under the NYBCL can be voted or acted upon for 11 months from its date, compared with three years under the DGCL.

Number of Directors; Filling Vacancies

              The Company By-laws provide that the Board of Directors by a majority vote of the whole Board or the stockholders shall determine the number of directors, which shall be at least one. Newly created directorships and any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of the remaining directors then in office, although less than a quorum. The Company currently has one member on its Board of Directors.

              The Delaware Certificate and the Delaware By-laws provide that the Board of Directors by a majority vote of the whole Board shall determine the number of directors. A majority of the directors then in office may fill: (1) newly created directorships resulting from an increase in the number of directors; and (2) vacancies occurring in the Board of Directors for any reason. The Delaware Certificate also provides that any director elected to fill a vacancy shall be elected to hold office for the unexpired term of that director's predecessor.

Blank Check Preferred Stock

              The Company Certificate does not authorize the Board of Directors to issue preferred stock. The Delaware Certificate will authorize the Board of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance, assuming stockholder approval of "Proposal
4. Amendment to Add Preferred Stock". The Board of Directors of Delaware does not currently intend to seek stockholder approval prior to any issuance of shares of its preferred stock if the Reincorporation proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to CRS Delaware and its stockholders. The Board of Directors does not intend to issue any preferred stock except on terms which the Board of Directors deems to be in the best interests of CRS Delaware and its then existing stockholders.

              The voting rights and other rights to be accorded to any unissued series of preferred stock of CRS Delaware remain to be fixed by its Board of Directors. If the Board so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such preferred stock could also be convertible into a large number of shares of common stock of CRS Delaware under certain circumstances or have other terms that might make acquisition of a controlling interest in CRS Delaware more difficult or more costly, including the right to elect additional directors to the Board of Directors of CRS Delaware. Potentially, preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of CRS Delaware. Also, preferred stock could be privately placed with purchasers who might side with the management of CRS Delaware in opposing a hostile tender offer or other attempt to obtain control.

              These possibilities do not currently exist with the Company.

Other Changes in the Organizational Documents, Including Those Reflecting Technical Differences Between the DGCL and the NYBCL

              In addition to the changes described above, we have made other changes in the Delaware Certificate and Delaware By-laws from the Company Certificate and Company By-laws, including technical changes to reflect differences between the DGCL and the NYBCL.

              For example:

o In various portions of the Delaware By-laws, we have eliminated the longer notice period for a stockholders meeting of twenty-four to sixty days when such notice is delivered pursuant to third class mail.

o We have added Section 8 to Article II of the Delaware By-laws which sets out the procedure for stockholders to submit nominees for directors and other proposals for stockholder consideration.

o We have added Section 2 to Article VII of the Delaware By-laws to expressly permit the Company to treat the holder of record of any share or shares of stock as in fact the holder of such share or shares, except as otherwise provided by law.

              The technical changes include designation of a registered office and registered agent in the State of Delaware for jurisdiction in certain claims against the Company.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

                  PROPOSAL 4. AMENDMENT TO ADD PREFERRED STOCK

              Our Board of Directors has approved, subject to stockholder approval, an amendment to the Company Certificate to authorize up to 100,000,000 shares of preferred stock, par value $.0001, the rights and preferences of which are to be determined by the Board of Directors. The Company proposes to amend Article Fourth of the Company Certificate or to adopt the Delaware Certificate if the Reincorporation is approved by the stockholders to read substantially as follows:

       "FOURTH: The total number of shares of capital stock of the corporation that the corporation shall have authority to issue is Six Hundred Million (600,000,000), of which Five Hundred Million (500,000,000) shares having a par value of $.0001 per share shall be designated as Common Stock and One Hundred Million (100,000,000) shares having a par value of $.0001per share shall be designated as Preferred Stock. The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock are as follows:

              The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                    (a) the designation of the series, which may be by
              distinguishing number, letter or title;

                    (b) the number of shares of the series, which number the
              Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not above the total number of authorized shares of the class or below the number of shares thereof then outstanding);

                    (c) whether dividends, if any, shall be cumulative or
              noncumulative and the dividend rate of the series;

                    (d) the dates at which dividends, if any, shall be payable;

                    (e) the redemption rights and price or prices, if any, for shares of the series;

                    (f) the terms and amount of any sinking fund provided for
              the purchase or redemption of shares of the series;

                    (g) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

                    (h) whether the shares of the series shall be convertible
              into shares of any other class or series, or any other security, of the corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

                    (i) restrictions on the issuance of shares of the same
              series or of any other class or series; and

                    (j) the voting rights, if any, of the holders of shares of the series.

              Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to this Certificate of Incorporation or any Preferred Stock Designation.

              The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law."

              The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of preferred stock to provide for future needs. Currently, the Company has authorized 500,000,000 shares of Company common stock with 289,780,000 shares issued and outstanding. In addition, the Company is not authorized to issue preferred stock. In the event stockholders do not approve the Reincorporation (see "Proposal 2. Reincorporation in Delaware"), the Company will need the authority to issue preferred stock. The additional but unissued shares of preferred stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock options, convertible debt and equity financing. The Company's Board of Directors believes that the additional but unissued preferred stock may be necessary for future financing and to attract potential new equity capital to carry out the Company's business objectives.

              In the event the Reincorporation proposal and amendment to add a class of preferred stock are not approved by stockholders, the Company will continue as a New York corporation under the existing Company Certificate with only 500,000,000 shares of Company common stock authorized, of which 289,780,000 shares are outstanding, and no shares of preferred stock authorized.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.

              PROPOSAL 5. RATIFICATION OF PRIOR SHAREHOLDER ACTIONS

              Our Board of Directors has unanimously resolved to recommend that our stockholders ratify, affirm and approve all lawful actions of every nature taken by the Company and the stockholders since the organization of the Company on November 1, 1999 that required such approval of the stockholders. Our Board of Directors believes that a ratification of all actions taken by the stockholders prior to the date of this special meeting would be desirable from a corporate governance standpoint to strengthen our corporate records.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 5.


                            DESCRIPTION OF SECURITIES

              The following is a summary description of our capital stock and certain provisions of the Company Certificate and Company By-laws, copies of which have been incorporated by reference as exhibits to our Registration Statement on Form SB-2 (File No. 333-104815) which was declared effective on February 12, 2004. The following discussion is qualified in its entirety by reference to such exhibits.

GENERAL

              Our authorized capital stock consists of 500,000,000 shares of Company common stock, par value $.0001 per share.

COMPANY COMMON STOCK

              The holders of Company common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. The Company Certificate and the Company By-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of Company common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of the Company common stock are entitled to receive ratably such dividends as may be declared by our Board of Directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of Company common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of Company common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of Company common stock are fully-paid and non-assessable.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The table below sets forth, as of the Record Date, the shares of our voting capital stock beneficially owned by each director and executive officer of the Company and each person known to us to be the beneficial owner of more than 5% of the outstanding shares of Company common stock.

              All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to Company common stock beneficially owned. Beneficial ownership of shares of Company common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

                                Amount and Nature of
Name                            Beneficial Ownership       Percentage of Class
----                            --------------------       -------------------

Frank Ferraro                   26,000,000 shares of               8.97%
Director and President          Company common stock
80 Orville Drive, Suite 100
Bohemia, NY  11716
(sole director and executive
officer)

Sung Kee Chung                  163,800,000 shares of              56.5%
Pohang University of            Company common stock
Science & Technology
(POSTECH)
Pohang 790-784, Korea

Sung Sook Park                  70,200,000 shares of               24.2%
6 State Park Road Unit 9        Company common stock
Hull, MA  02045


                                CHANGE IN CONTROL

              Pursuant to a Stock Purchase Agreement dated as January 11, 2004 among Frank Ferraro, Kim Ferraro, Sung Kee Chung and Sung Sook Park, Dr. Chung and Mrs. Park purchased from Frank Ferraro and Kim Ferraro (the "Sellers") 163,800,000 shares and 70,200,000 shares, respectively, of common stock of the Company, representing approximately 56.5% and 24.2%, respectively, of the issued and outstanding shares of the Company, based on 289,780,000 outstanding shares. The Sellers received a net purchase price of $430,000 in cash, which was funded from personal funds available to Dr. Chung and Mrs. Park and a loan made by Mrs. Park to Dr. Chung. The Company did not receive any sales proceeds or other consideration in connection with this transaction.

              Pursuant to the Stock Purchase Agreement, Dr. Chung and Mrs. Park have the right to nominate an additional director and officer of the Company.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

              Section 722 of the NYBCL enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

o for any breach of a director's duty of loyalty to the corporation or its stockholders;

o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

o pursuant to Section 722 (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

o for any transaction from which a director derived an improper personal benefit.

              The Company Certificate provides in effect for the elimination of the liability of directors to the extent permitted by the NYBCL.

              Section 722 of the NYBCL provides, in summary, that directors and officers of New York corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. The Company By-laws entitle our officers and directors to indemnification to the fullest extent permitted by the NYBCL.

              We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                        CAUTIONARY STATEMENTS CONCERNING
                           FORWARD-LOOKING INFORMATION

              This proxy statement contains certain statements that are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking words, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or similar words. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this proxy statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2003. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.


                         CHANGE IN MAJORITY OF DIRECTORS

PRE-ACQUISITION MERGER DIRECTORS AND EXECUTIVE OFFICERS

              Presently, Mr. Frank Ferraro is the only member of our Board of Directors and was appointed to the Board in 1999. Mr. Ferraro's current term expires in November of 2005.

              The following table sets forth the name and, as of December 31, 2004, age and position of each director and executive officer of the Company.

NAME                          AGE          POSITION
----                          ---          --------
Frank Ferraro                 41           Director and Chief Executive Officer,
                                           President, Secretary and Treasurer

              Frank Ferraro has been the Chief Executive Officer and President of the Company since inception. Mr. Ferraro has spent the last sixteen years in the financial field. From April 1996 to April 2003, Mr. Ferraro was dually licensed with both Castle and Citadel Securities as a registered representative. Both Castle and Citadel are registered broker-dealers. With both Castle and Citadel, Mr. Ferraro helped develop and manage an electronic Internet-based proprietary trading system as well as a manager of a trading desk. Mr. Ferraro graduated from Hofstra University with a B.B.A. in Accounting in 1986. On April 28, 2003, Mr. Ferraro resigned from Castle Securities and Citadel Securities Corp., respectively.

              Because of the limited scope of our operations and our limited resources, we currently operate with a sole director and have not established a process for stockholders to communicate with the Board of Directors of the Company. For the same reasons, we do not have an independent audit committee or nominating committee and do not have an audit committee financial expert.

              For the fiscal year ended December 31, 2004, Frank Ferraro was entitled to receive an annual salary of $90,000 as an employee of the Company, and received no compensation in cash or otherwise for services rendered to the Company as a director.

              Following the Acquisition Merger, Rexahn Pharmaceuticals will issue 500,000 shares of Rexahn Pharmaceuticals common stock to Frank Ferraro, pursuant to a Settlement Agreement, to be entered into prior to the Merger, between Frank Ferraro and the Company (the "Settlement Agreement"), providing for the cancellation of outstanding indebtedness owed by the Company to Mr. Ferraro under Mr. Ferraro's employment agreement with the Company and the transfer of certain assets and related liabilities of the Company to Mr. Ferraro.

              Except for the Settlement Agreement, there has been no transaction or series of transactions, or proposed transaction during the last fiscal year to which the Company is a party in which any current director or officer, any nominee for election as a director or any member of the immediate family of any of the foregoing had or is to have a direct or indirect material interest exceeding $60,000.

              No director, officer or affiliate of the Company, or person holding 5% or more of the outstanding Company common stock, is involved in any proceeding in which such person is adverse to the Company or has a material interest adverse to the Company.

              Compliance with Section 16(a) of the Exchange Act Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Company common stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

POST-ACQUISITION MERGER DIRECTORS AND EXECUTIVE OFFICERS

              Immediately following the effective time of the Acquisition Merger, the Company's Board of Directors will be reconstituted, and Frank Ferraro will resign as a director and officer of the Company and new officers will be appointed. The following table sets forth the names, ages and positions of our new directors and executive officers, as of the effective time of the Acquisition Merger:

NAME                         AGE       POSITION
----                         ---       --------
Chang H. Ahn, Ph.D.           53       Chairman of the Board and Chief Executive
                                       Officer
Young-Soon Park, Ph.D.        58       Director
Suk Hyung Kwon                49       Director
Jang Han Rhee                 52       Director
John Holaday, Ph.D.           59       Director
David McIntosh, J.D.          46       Director
Inok Ahn                      52       Treasurer and Director
Tae Heum Jeong                34       Chief Financial Officer
George F. Steinfels, Ph.D.    50       Chief Business Officer and Senior Vice
                                       President, Clinical Development


              CHANG H. AHN. Dr. Ahn has served as Chairman and Chief Executive Officer of Rexahn since its incorporation in March 2001. From 1988 to 2001, Dr. Ahn held dual positions as both Expert Regulatory Pharmacologist and Lab Head at the FDA's Center for Drug Evaluation and Research. Prior to joining the FDA in 1988, Dr. Ahn carried out cancer research at the National Cancer Institute, as well as at Emory University's School of Medicine. In 2004, Dr. Ahn organized and chaired the U.S.-Korea Bio Business and Partnership Forum, for which Maryland State and Montgomery County are partners. He also served as president of the Society of Biomedical Research from 2000 to 2003. Dr. Ahn holds a Ph.D. in pharmacology from the Ohio State University. He also holds two B.S. degrees in pharmacy from Creighton University and Seoul National University.

              YOUNG-SOON PARK. Dr. Park has served as a director of Rexahn since March 2001. She is the founder of Onnuri Health Group and has served as its Chairman of the Board of Directors since 1992. She is also the Chairman of the Board of Directors of O.N. Phyto Research. She had served as the Chairman of Rexgene Biotech until 2003. Dr. Park received a B.A. in pharmacy from Pusan University and a Ph.D. in pharmacy from Wonkwang University.

              SUK HYUNG KWON. Mr. Kwon has served as a director of Rexahn since March 2001. Since 1998, Mr. Kwon has been the Chief Executive Officer and President of Rexgene Biotech Co., Ltd. in Korea. Previous to that, from 1992 to 1998 he was Executive Officer, R&D/Manufacturing for Korea Pharma Co., Ltd. From 1988 to 1992 Mr. Kwon was Manager, R&D at Sam Ah Pharmaceutical Co., Ltd. Prior to that he was Assistant Manager, R&D at Chong Kun Dang Pharmaceutical, Co.
Ltd. Mr. Kwon received his B.S. and M.S. in Pharmacy from Chung Ang University in Korea.

              JANG HAN RHEE. Mr. Rhee has served as a director of Rexahn since April 2002. Since 1994 Mr. Rhee has served as Chairman and Representative Director of Chong Kun Dang Pharmaceutical Corporation. He also serves as Chairman of the Korea Pharmaceutical Manufacturers Association, Chairman of the Bioindustry Association of Korea and Vice Chairman of the Korea Employers Federation. Mr. Rhee currently serves as a Director of several other companies in Korea. Mr. Rhee received his B.A. for Hanyang University and M.A. from University of Missouri-Columbia, School of Journalism.

              JOHN HOLADAY. Dr. Holaday has served as a director of Rexahn since 2004. He was the founder of EntreMed Inc. and the Chairman of the Board of Directors of EntreMed from 1995 to January 2003 and the Chief Executive Officer of EntreMed Inc. from 1995 to 2002. From 1989 to 1992, he was a co-founder of Medicis Pharmaceutical Corp., where he served as Vice President for Research and Development and Member of the Board of Directors. Dr. Holaday also served as Chairman of MaxCyte, Inc., a subsidiary of EntreMed. In addition, he is on the Board of Directors of CytImmune Sciences and LabBook, which are privately held biotechnology companies. Dr. Holaday was elected as the Chairman of the Maryland Bioscience Alliance in April of 2000, and is a member of the American Society for Pharmacology and Experimental Therapeutics, the Society for Critical Care Medicine (Fellow, 1989) and Sigma Xi. He is also the Chairman of Harvest Bank of Maryland.

              DAVID MCINTOSH. Mr. McIntosh has served as a director of Rexahn since 2004. He has been a partner at Mayer, Brown, Rowe & Maw LLP (law firm) since 2001. Mr. McIntosh was a member of the United States House of Representatives, representing the 2nd District of Indiana from 1995 to 2001. From 1993 to 1994, he was a director of the Hudson Institute Competitiveness Center. He served on President Bush's Council on Competitiveness as Executive Director from 1989 to 1993. He also served as the Special Assistant to President Reagan for Domestic Affairs from 1987 to 1989 and was the

Special Assistant to the Attorney General of the United States from 1986 to 1987. Mr. McIntosh received a B.A. from Yale College and a J.D. from the University of Chicago Law School.

              INOK AHN. Ms. Ahn has served as Treasurer and a director of Rexahn since March 2001. From 1986 to 2001 she was a Clinical Research Nursing staff of the National Institutes of Health Ms. Ahn served as a clinical nurse in Emory University Medical Center and Ohio State University Hospital from 1981 to 1986. Ms. Ahn received a B.S.N. from Seoul National University. Dr. Ahn and Ms. Ahn are husband and wife.

              TAE HEUM JEONG. Mr. Jeong has served as Chief Financial Officer of Rexahn since December 2002. From 1997 to November 2002, Mr. Jeong served as a senior investment manager at Hyundai Venture Investment Corporation, a venture capital firm where he managed the biotech investment team. He was also a committee member of the Industrial Development Fund of Korea's Ministry of Commerce, Industry and Energy from 2000 to 2002. Mr. Jeong holds a B.S. in chemistry and an M.S., specializing in bio-medicinal chemistry, from Pohang University of Science and Technology (POSTECH).

              GEORGE F. STEINFELS. Dr. Steinfels has served as Chief Business Officer and Senior Vice President, Clinical Development of Rexahn since June 2004. Since 2000, Dr. Steinfels has served as President of Genomic Strategies, a medical technology consulting firm that provided client solutions in the areas of regulatory, clinical development, and product launch and marketing. From 2001 to 2002, Dr. Steinfels was Chief Science Officer and General Manager of QNOME at QED Solutions. From 1996 to 1999, he was Chief Operating Officer for the Pharmacogenomic Business Unit of Quintiles, Inc. From 1994 to 1996, Dr. Steinfels was Vice President at The Lewin Group (which was acquired by Quintiles) where he started Lewin's Strategic Marketing Practice. Dr. Steinfels began his career in pharmaceuticals at E.I. DuPont and later Dupont/Merck where he was Research Manager in Central Nervous System Research. Dr. Steinfels received a B.A. in Biology from The Johns Hopkins University, an M.S. and a Ph.D. in pharmacology from the University of Maryland, and an M.B.A. from The Wharton School of the University of Pennsylvania.


                              SHAREHOLDER PROPOSALS

              Stockholders who desire to submit proposals for inclusion in the Company's proxy statement for the 2005 Annual Meeting of Stockholders of the Company must submit such proposals to the Secretary of the Company at the Company's principal executive offices by February 15, 2005 in order for the Company to have a reasonable time to print and mail its proxy materials, which we expect to hold in the Spring of 2005. Nothing in this paragraph shall be deemed to require the Company to hold a 2005 Annual Meeting or to include in its proxy statement and proxy relating to any such 2005 Annual

Meeting any stockholder proposal that does not meet the requirements for inclusion in effect at such time.


                             ADDITIONAL INFORMATION

              We are subject to the informational requirements of the Exchange Act and in accordance with the requirements thereof, file reports, proxy statements and other information with the Commission. Copies of these reports, proxy statements and other information can be obtained at the Commission's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Additionally, these filings may be viewed at the Commission's website at http://www.sec.gov.

              We filed our annual report for the fiscal year ended December 31, 2003 on Form 10-KSB with the Commission. A copy of the annual report on Form 10-KSB (except for certain exhibits thereto), will be delivered by first class mail or other equally prompt means within one business day of receipt of such request, free of charge, upon written or oral request by any stockholder to the Company by writing to Corporate Road Show.Com Inc at 80 Orville Drive, Suite 100, Bohemia, New York 11716, Attention: President, or by calling (631) 244-1555. Copies of all exhibits to the annual reports on Form 10-KSB and quarterly reports on Forms 10-QSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.


                      INFORMATION INCORPORATED BY REFERENCE

              The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

       o Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003;

       o Our Quarterly Reports on Forms 10-QSB for the quarterly periods ended March 31, June 30 and September 30, 2004;

       o Our Current Reports on Form 8-K dated January 18, 2005 and January 21, 2005; and

       o All documents filed by the Company with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement.

              Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

              This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to the Company at our address and telephone number set forth herein.


                                 OTHER BUSINESS

              Our Board of Directors does not know of any matter, other than those described above, that may be presented for action at the special meeting of stockholders. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                                                                     APPENDIX A


                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                          CORPORATE ROAD SHOW.COM INC.

              -----------------------------------------------------

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

              -----------------------------------------------------

              CORPORATE ROAD SHOW.COM INC., a corporation organized and existing under the Business Corporation Law of the State of New York (the "Corporation"), hereby certifies as follows:

              FIRST: The name of the Corporation is CORPORATE ROAD SHOW.COM INC., which is the name under which the Corporation was formed.

              SECOND: The original Certificate of Incorporation of the Corporation was filed with the New York Department of State on November 1, 1999 and a Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the New York Department of State on September 29, 2004 (the Certificate of Incorporation, as amended, the "Amended Certificate of Incorporation").

              THIRD: Article First of the Amended Certificate of Incorporation is hereby further amended to change the name of the Corporation from Corporate Road Show.Com Inc. to Rexahn Pharmaceuticals, Inc. To effect the foregoing amendment, Article First of the Amended Certificate of Incorporation is amended in its entirety to read as follows:

       "FIRST:  The name of the corporation is:  "Rexahn Pharmaceuticals, Inc."

              FOURTH: Article Fourth of the Amended Certificate of Incorporation is hereby further amended to effect a 1-for-100 reverse stock split of the corporation's issued and outstanding shares of Common Stock and to authorize the Board of Directors to provide for the issuance of shares of Preferred Stock. To effect the foregoing amendment, Article Fourth of the Amended Certificate of Incorporation is amended in its entirety to read as follows:

              "FOURTH: The total number of shares of capital stock of the corporation that the corporation shall have authority to issue is Six Hundred Million (600,000,000), of which Five Hundred Million (500,000,000) shares having a par value of $.0001 per share shall be designated as Common Stock and One Hundred Million (100,000,000) shares having a par value of $.0001 per share shall be designated as Preferred Stock. The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock are as follows:

              "The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                    "(a) the designation of the series, which may be by
              distinguishing number, letter or title;

                    "(b) the number of shares of the series, which number the
              Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not above the total number of authorized shares of the class or below the number of shares thereof then outstanding);

                    "(c) whether dividends, if any, shall be cumulative or
              noncumulative and the dividend rate of the series;

                    "(d) the dates at which dividends, if any, shall be payable;

                    "(e) the redemption rights and price or prices, if any, for shares of the series;

                    "(f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

                    "(g) the amounts payable on shares of the series in the
              event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

                    "(h) whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

                    "(i) restrictions on the issuance of shares of the same
              series or of any other class or series; and

                    "(j) the voting rights, if any, of the holders of shares of the series.

              "Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to this Certificate of Incorporation or any Preferred Stock Designation.

              "The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law.

              "Simultaneously with the effective date of the filing of this certificate of amendment, (i) each share of Common Stock, par value $.0001 per share, of the corporation issued and outstanding immediately prior to the effective date of the filing of this certificate of amendment (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Stock Split"), without any action on the part of the holder thereof, as one-one hundredth of a share of stock, par value $.0001 per share; (ii) the remaining par value of $28,688.22 shall be and hereby is classified as surplus capital; (iii) each certificate outstanding and previously representing shares of Old Common Stock shall, until surrendered and exchanged, be deemed, for all corporate purposes, to constitute and represent the number of whole shares of common stock of the corporation into which the outstanding shares of Old Common Stock previously represented by such certificate were converted by virtue of the Reverse Stock Split. No fractional shares will be issued, and in lieu of a fractional share, a whole share will be issued to the holders otherwise entitled to receive fractional shares.

              "Following the consummation of the Reverse Stock Split, the authorized number of shares of Common Stock shall remain at 500,000,000 shares."

              FIFTH: The amendment to the Certificate of Incorporation was authorized pursuant to Section 803(a) of the Business Corporation Law pursuant to which the Corporation's Board of Directors authorized the amendment and subsequent to such authorization the majority of all outstanding shares entitled to vote thereon approved such action.

              SIXTH: Resolutions setting forth the proposed amendment to the Amended Certificate of Incorporation were duly adopted by the unanimous written consent of the Board of Directors of the Corporation dated January 20, 2005. Thereafter, pursuant to the By-Laws of the Corporation, a special meeting of shareholders of the Corporation was duly held on February 10, 2005, at which meeting a majority of all the outstanding shares entitled to vote thereon were voted in favor of said amendment.

              IN WITNESS WHEREOF, the Corporation has caused this certificate to be subscribed by its President and Secretary and affirmed by him as true under the penalties of perjury this day of February, 2005.



                                              ---------------------------
                                                     Frank Ferraro
                                                President and Secretary

                                                                    APPENDIX B

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

         AGREEMENT dated as of January 20, 2005 (the "Agreement"), between CORPORATE ROAD SHOW.COM INC., a New York corporation ("CRS-NY"), and CRS DELAWARE, INC., a Delaware corporation ("CRS-DE") (CRS-NY and CRS-DE are sometimes referred to herein collectively as the "Constituent Corporations").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, CRS-DE was incorporated in the State of Delaware on January 14, 2005, and is a wholly-owned subsidiary of CRS-NY; and

         WHEREAS, the respective Boards of Directors of CRS-NY and CRS-DE each believes that it is in the best interest of CRS-NY and its stockholders to reincorporate in the State of Delaware by merging with and into CRS-DE pursuant to this Agreement; and

         WHEREAS, the respective Boards of Directors of CRS-NY and CRS-DE have approved this Agreement and the Merger (as defined below) and recommended that the stockholders of CRS-NY approve and adopt this Agreement and the Merger.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements and undertakings herein given and other good and valuable consideration, the parties hereto agree, in accordance with the applicable provisions of the New York Business Corporation Law (the "NYBCL") and the Delaware General Corporation Law (the "DGCL"), respectively, which permit such merger, CRS-NY will merge with and into CRS-DE, at the Effective Time (as defined below) (the "Merger"), and that the terms and conditions of the Merger hereby agreed to shall be as hereinafter set forth:

                                   ARTICLE I

                            PRINCIPAL TERMS OF MERGER

     Section 1.01 Merger. At the Effective Time, CRS-NY shall merge with and into CRS-DE, with CRS-DE surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc." (the "Surviving Corporation"), provided that this Agreement has not been terminated pursuant to Section 4.04.

     Section 1.02 Effective Time of Merger. The Merger shall become effective as of the completion of all filing requirements specified in Sections 4.05 and 4.06, and such date and time is hereinafter referred to as the "Effective Time".

                                   ARTICLE II

               CERTIFICATE OF INCORPORATION, BY-LAWS AND DIRECTORS

     Section 2.01 Certificate of Incorporation. The Certificate of Incorporation of CRS-DE in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation, to remain unchanged until amended as provided by law.

     Section 2.02 By-Laws. The By-Laws of CRS-DE in effect at the Effective Time of the Merger shall be the By-Laws of the Surviving Corporation, to remain unchanged until amended as provided by law.

     Section 2.03 Directors. The members of the Board of Directors of CRS-NY prior to the Effective Time shall thereafter be the members of the Board of Directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

     Section 2.04 Officers. The officers of CRS-NY immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

                                  ARTICLE III

                       EXCHANGE AND CANCELLATION OF SHARES

     Section 3.01 Exchange and Issuance. At the Effective Time of the Merger, all issued and outstanding shares of CRS-NY common stock, par value $.0001 per share (the "Old Common Stock"), shall be canceled and the corporate existence of CRS-NY, shall cease. Shares of common stock, par value $.0001 per share (the "New Common Stock"), of CRS-DE shall be issued to the stockholders of CRS-NY as a result of the Merger as herein provided.

     Section 3.02 The Surviving Corporation Stock. Each share of Old Common Stock which is issued and outstanding prior to the Effective Time of the Merger shall be converted into one share (after giving effect to the Reverse Stock Split (as defined below)), or in lieu of effecting the Reverse Stock Split, one one-hundredth of a share, of New Common Stock and, from and after the Effective Time of the Merger, the holders of all of said issued and outstanding shares of Old Common

     Stock shall automatically be and become holders of shares of New Common Stock upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

     Section 3.03 Cancellation of Old Common Stock. After the Effective Time of the Merger, each holder of record of any outstanding certificate or certificates theretofore representing shares of Old Common Stock ("Old Certificates") will be instructed on how to surrender the Old Certificates to the Company's transfer agent, and receive in exchange therefor a certificate or certificates representing the number of shares of New Common Stock calculated on the basis described in this Article III. Until so surrendered, each outstanding Old Certificate which, prior to the Effective Time of the Merger, represented one or more shares of Old Common Stock shall be deemed for all corporate purposes to evidence ownership of a number of shares of New Common Stock calculated on the basis described in this Article III. Upon the surrender of an Old Certificate or Old Certificates representing shares of Old Common Stock, the proper officers of the Surviving Corporation shall cancel said Old Certificate or Old Certificates.

     Section 3.04 No Fractional Shares. Upon the exchange, in lieu of issuing certificates for fractional shares, fractional shares will be rounded up to one whole share, and a record holder entitled to receive a fractional share will receive one whole share of New Common Stock.

                                   ARTICLE IV

                             CONDITIONS; TERMINATION

     Section 4.01 Submission to Vote of Stockholders. This Agreement shall be submitted to the stockholders of CRS-NY, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the Constituent Corporations, upon the approval or adoption thereof by said stockholders of CRS-NY in accordance with the requirements of the NYBCL.

     Section 4.02 Amendment of Charter and By-Laws. Prior to the Effective Time of the Merger, the Certificate of Incorporation of CRS-DE will be amended and restated in the form set forth in Exhibit A hereto and the By-laws of CRS-DE will be amended and restated in the form set forth in Exhibit B hereto.

     Section 4.03 Reverse Stock Split. The stockholders of CRS-NY shall have approved the Reverse Stock Split in accordance with the requirements of the NYBCL and the Reverse Stock Split shall have been consummated, or in lieu thereof, the merger exchange ratio described in Section 3.02 shall have been adjusted to one one-hundredth (1/100) of a share.

     Section 4.04 Termination of Agreement. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by CRS-NY by an appropriate resolution of its Board of Directors at any time prior to the Effective Time of the Merger if such Board of Directors believes that the Merger is not in the best interests of CRS-NY.

     Section 4.05 Filing of Certificate of Merger in the State of New York. As soon as practicable after (i) the requisite stockholder approval referenced in Section 4.01 and (ii) the amendment and restatement of the Certificate of Incorporation and By-laws of CRS-DE referenced in Section 4.02, a Certificate of Merger to effectuate the terms of this Agreement shall be executed and signed on behalf of each of the Constituent Corporations and thereafter delivered to the Department of State (the "Department") of the State of New York for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.04.

     Section 4.06 Filing of Certificate of Merger in the State of Delaware. As soon as practicable after (i) the requisite stockholder approval referenced in Section 4.01 and (ii) the amendment and restatement of the Certificate of Incorporation and By-laws of CRS-DE referenced in Section 4.02, a Certificate of Merger to effectuate the terms of this Agreement shall be executed by each of the Constituent Corporations and thereafter delivered to the Secretary of State of the State of Delaware for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.04.

                                   ARTICLE V

                                EFFECT OF MERGER

     Section 5.01 Effect of Merger. At the Effective Time of the Merger, the Constituent Corporations shall be a single corporation, which shall be CRS-DE, and the separate existence of CRS-NY shall cease except to the extent provided by the laws of the States of New York and Delaware. CRS-DE shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in CRS-DE without further act or deed;

     and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. CRS-DE shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger. CRS-DE shall assume any stock option or similar employee benefits plan of CRS-NY, and all contractual rights of CRS-NY for the issuance of shares of Old Common Stock, and such issuances or reserves for issuances shall be of shares of New Common Stock on an as-converted basis as set forth in Section 3.01.

                                   ARTICLE VI

                            POST-MERGER UNDERTAKINGS

     Section 6.01 Service of Process. CRS-DE hereby agrees that it may be served with process within the State of New York in any proceeding for the enforcement of any obligation of CRS-NY and in any proceeding for the enforcement of the rights of any dissenting stockholder of CRS-NY.

     Section 6.02 Authorization of Service of Process. CRS-DE hereby authorizes service of process on it pursuant to Section 6.01 by registered or certified mail return receipt requested to its principal office as set forth in the Certificate of Merger to be filed pursuant to Section 4.05 or as changed by notice to the Department.

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01 Reverse Stock Split. "Reverse Stock Split" shall mean the conversion of each outstanding share of common stock, par value $.0001 per share, of CRS-NY into one one-hundredth (1/100) of a share of common stock, par value $.0001 per share, of CRS-NY, without affecting the authorized number of shares.

     Section 7.02 Further Actions. Each of the Constituent Corporations shall take or cause to be taken all action, or do, or cause to be done, all things necessary, proper or advisable under the NYBCL and the DGCL to consummate and make effective the Merger following approval of the Merger by the stockholders of CRS-NY in accordance with the NYBCL and the DGCL.

     Section 7.03 Amendments. At any time prior to the Effective Time of the Merger (notwithstanding any stockholder approval), if authorized by their respective Board of Directors, the parties hereto may, by written agreement, amend or supplement any of the provisions of this Agreement. Any written instrument or agreement referred to in this section shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of each of the Constituent Corporations by an officer of the appropriate Constituent Corporation.

     Section 7.04 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement and Plan of Merger to be executed by an authorized officer of each party hereto as of the date above first written.

                                        CRS DELAWARE, INC.
                                        (a Delaware corporation)

                                        By: /s/ Cheong Chah
                                           -----------------------------
                                           Name:  Cheong Chah
                                           Title: President


                                        CORPORATE ROAD SHOW.COM INC.
                                        (a New York corporation)

                                        By: /s/ Frank Ferraro
                                           -----------------------------
                                           Name:  Frank Ferraro
                                           Title: President

                                                                     APPENDIX C

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CRS DELAWARE, INC.

               ---------------------------------------------------

                 Pursuant to Sections 242 and 245 of the General
                    Corporation Law of the State of Delaware

               ---------------------------------------------------

         CRS DELAWARE, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

FIRST:     The name of the Corporation is CRS Delaware, Inc.

SECOND:    The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 14, 2005.

THIRD:     The Certificate of Incorporation of the Corporation is hereby amended in its entirety and restated and integrated into a single instrument to read in full as set forth in the Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A and made a part hereof.

FOURTH:    The Restated Certificate of Incorporation of the Corporation shall become effective at 3:58 p.m., Eastern Standard Time, on February 11, 2005.

FIFTH:     The Restated Certificate of Incorporation of the Corporation was
proposed by the Board of Directors of the Corporation and was duly adopted in accordance with Section 228 of the General Corporation Law of the State of Delaware by the sole stockholder of the Corporation in the manner prescribed by
Section 242 of the General Corporation Law of the State of Delaware.

SIXTH:     The Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be
signed by its officer thereunto duly authorized this   th day of February, 2005.

                                        CRS DELAWARE, INC.

                                        By:
                                           -----------------------------
                                           Name:   Cheong Chah
                                           Title:  President

                                                                      Exhibit A
                                                                      ---------

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CRS DELAWARE, INC.


FIRST:     The name of the Corporation is

                               CRS Delaware, Inc.

SECOND:    The address of the Corporation's registered office in the State of
Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

THIRD:     The nature of the business, or objects or purposes to be transacted, promoted or carried on, are: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:    The total number of shares of all classes of stock which the
Corporation shall have the authority to issue is 600,000,000, of which 100,000,000 shares of the par value of $.0001 each are to be of a class designated Preferred Stock and 500,000,000 shares of the par value of $.0001 each are to be of a class designated Common Stock.

         In this Article Fourth, any reference to a section or paragraph, without further attribution, within a provision relating to a particular class of stock is intended to refer solely to the specified section or paragraph of the other provisions relating to the same class of stock.

COMMON STOCK

         The Common Stock shall have the following voting powers, designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations or restrictions thereof:

         1. Dividends. Whenever the full dividends upon any outstanding Preferred Stock for all past dividend periods shall have been paid and the full dividends thereon for the then current respective dividend periods shall have been paid, or declared and a sum sufficient for the respective payments thereof set apart, the holders of shares of the Common Stock shall be entitled to receive such dividends and distributions in equal amounts per share, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

         2. Rights on Liquidation. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after the payment or setting apart for payment to the holders of any outstanding Preferred Stock of the full preferential amounts to which such holders are entitled as herein provided or referred to, all of the remaining assets of the Corporation shall belong to and be distributable in equal amounts per share to the holders of the Common Stock. For purposes of this paragraph 2, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all its assets shall not constitute or be deemed a liquidation, dissolution or winding-up of the Corporation.

         3. Voting. Except as otherwise provided by the laws of the State of Delaware or by this Article Fourth, each share of Common Stock shall entitle the holder thereof to one vote.

PREFERRED STOCK

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

         (a) the designation of the series, which may be by distinguishing number, letter or title;

         (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

         (c) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

         (d) the dates at which dividends, if any, shall be payable;

         (e) the redemption rights and price or prices, if any, for shares of the series;

         (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

         (g) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

         (h) whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

         (i) restrictions on the issuance of shares of the same series or of any other class or series; and

         (j) the voting rights, if any, of the holders of shares of the series.

         Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to this Certificate of Incorporation or any Preferred Stock Designation.

         The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

FIFTH:     The Corporation is to have perpetual existence.

SIXTH:     The private property of the stockholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatever.

SEVENTH:   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board. A director need not be a stockholder. The election of directors of the Corporation need not be by ballot unless the bylaws so require.

         The directors shall hold office until the expiration of their terms and their successors are duly elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 2005 annual meeting, the successors of directors whose terms expire at that meeting shall be elected by a plurality vote of all votes cast for the election of directors at such meeting to hold office for a term expiring at the next annual meeting of stockholders.

         Subject to the rights of the holders of any series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director.

         Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Designation, to elect additional directors under specific circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then outstanding capital stock of the Corporation (the "Capital Stock") entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

         No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. This paragraph shall not eliminate or limit the liability of a director for any act or omission occurring prior to the effective date of its adoption. No repeal or modification of this paragraph, directly or by adoption of an inconsistent provision of this Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter that, but for this paragraph, would accrue or arise prior to such repeal or modification.

EIGHTH:    Unless otherwise determined by the Board of Directors, no holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any stock of any class which the Corporation may issue or sell, whether or not exchangeable for any stock of the Corporation of any class or classes and whether out of unissued shares authorized by the Certificate of Incorporation of the Corporation as originally filed or by any amendment thereof or out of shares of stock of the Corporation acquired by it after the issue thereof.

NINTH:     Whenever a compromise or arrangement is proposed between the
Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

TENTH:

         1. Amendment of Certificate of Incorporation. From time to time any of the provisions of the Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the statutes of the State of Delaware at the time in force may be added or inserted in the manner at the time prescribed by said statutes, and all rights at any time conferred upon the stockholders of the Corporation by its Certificate of Incorporation are granted subject to the provisions of this Article Tenth.

         2. Bylaws. The Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware or of the Certificate of Incorporation of the Corporation, subject to the power of the holders of the Capital Stock to amend or repeal the bylaws made by the Board of Directors.

TWELFTH:   The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this Article Twelfth.

         1. Special Vote for Business Combinations. In addition to any affirmative vote required by law, this Certificate of Incorporation or the bylaws of the Corporation, and except as otherwise expressly provided in Section 2 of this Article Twelfth, a Business Combination shall not be consummated without the affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of the Voting Stock not beneficially owned by any Interested Stockholders or any Affiliate or Associate of any Interested Stockholder, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

         2. When Special Vote Is Not Required. The provisions of Section 1 of this Article Twelfth shall not be applicable to a Business Combination if the conditions specified in either of the following paragraphs A or B are met.

         A. Approval by Continuing Directors. The Business Combination shall have been approved by at least a majority of the Continuing Directors (as hereinafter defined), whether such approval is made prior to or subsequent to the date on which the Interested Stockholder (as hereinafter defined) became an Interested Stockholder (the "Determination Date").

         B. Price and Procedure Requirements. Each of the seven conditions specified in the following subparagraphs (i) through (vii) shall have been met:

              (i) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination (the "Consummation Date") of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be an amount at least equal to the higher amount determined under clauses (a) and (b) below (the requirements of this paragraph B(i) shall be applicable with respect to all shares of Common Stock outstanding, whether or not the Interested Stockholder has previously acquired any shares of the Common Stock):

                 (a) the highest per share price (including any brokerage
            commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any shares of Common Stock acquired beneficially by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the base rate of interest of JPMorgan Chase Bank (or of such other major bank headquartered in New York City selected by at least a majority of the Continuing Directors) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, per share of Common Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock; and

                 (b) the Fair Market Value per share of Common Stock on the
            Announcement Date or on the Determination Date, whichever is higher.

              (ii) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock, other than the Common Stock, in such Business Combination shall be an amount at least equal to the highest amount determined under clauses (a), (b) and (c) below (the requirements of this paragraph B(ii) shall be applicable with respect to all shares of every class or series of outstanding Capital Stock, other than the Common Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class or series of Capital Stock):

                 (a) the highest per share price (including any brokerage
            commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any shares of such class or series of Capital Stock acquired beneficially by it (1) within the two-year period immediately prior to the Announcement Date or
            (2) in the transaction in which it became an Interested Stockholder, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the base rate of interest of JPMorgan Chase Bank (or of such other major bank headquartered in New York City selected by at least a majority of the Continuing Directors) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, per share of such class or series of Capital Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class or series of Capital Stock; and

                 (b) the Fair Market Value per share of such class or series of
            Capital Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                 (c) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event.

              (iii) The consideration to be received by holders of a particular class or series of outstanding Capital Stock (including Common Stock) shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

              (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination, such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class or series of Capital Stock; and, except as approved by at least a majority of the Continuing Directors: (a) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (b) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock); and (c) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock.

              (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

              (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by at least a majority of the Continuing Directors, the opinion of an investment banking firm selected for and on behalf of the Corporation by at least a majority of the Continuing Directors as to the fairness of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates (each as hereinafter defined).

              (vii) Such Interested Stockholder shall not have made any material change in the Corporation's business or equity capital structure without the approval of at least a majority of the Continuing Directors.

         Any Business Combination to which Section 1 of this Article Twelfth shall not apply by reason of this Section 2 shall require only such affirmative vote as is required by law, any other provision of this Certificate of Incorporation, the bylaws of the Corporation or any agreement with any national securities exchange.

         3. Certain Definitions. For the purposes of this Article Twelfth:

         A. A "Business Combination" shall mean:

              (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

              (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets or securities of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder having an aggregate Fair Market Value of $15,000,000 or more; or

              (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

              (iv) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

              (v) any agreement, contract, arrangement or other understanding providing for any one or more of the actions specified in clauses (i) through (iv) above.

         B. A "person" shall mean any individual, firm, corporation or other entity and shall include any group composed of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

         C. "Interested Stockholder" shall mean any person (other than (i) the Corporation or any Subsidiary and (ii) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

              (i) is the beneficial owner of Voting Stock having 20% or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

              (ii) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock having 20% or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

              (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

         D. A person shall be a "beneficial owner" of any Capital Stock:

              (i) which such person or any Affiliate or Associate of such person beneficially owns, directly or indirectly; or

              (ii) which such person or any Affiliate or Associate of such person has, directly or indirectly, (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

              (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock.

         E. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph C of this Section 3, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed owned by the

    Interested Stockholder through application of paragraph D of this Section 3 but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

         F. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on
    February    , 2005 (the term "registrant" in such Rule 12b-2 meaning in this case the Corporation).

         G. "Subsidiary" means any corporation of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph C of this Section 3, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is beneficially owned by the Corporation.

         H. "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board") who is not an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is not an Affiliate or Associate or representative of the Interested Stockholder and is recommended or elected to succeed a Continuing Director by at least two-thirds of the Continuing Directors then members of the Board.

         I. "Fair Market Value" means: (i) in the case of cash, the amount of such cash; (ii) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period immediately preceding the date in question on the Nasdaq Stock Market, Inc. National Market System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by at least a majority of the Continuing Directors; and (iii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by at least a majority of the Continuing Directors.

         J. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs B(i) and (ii) of Section 2 of this Article Twelfth shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

         4. Powers of Continuing Directors. Any determination as to compliance with this Article Twelfth, including without limitation (A) whether a person is an Interested Stockholder, (B) the number of shares of Capital Stock or other securities beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of paragraph B of Section 2 have been met with respect to any Business Combination, and (E) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $15,000,000 or more shall be made only upon action by at least a majority of the Continuing Directors of the Corporation; and the good faith determination of at least a majority of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article Twelfth.

         5. No Effect on Fiduciary Obligations. Nothing contained in this Article Twelfth shall be construed to relieve the Board of Directors or any Interested Stockholder from any fiduciary obligation imposed by law.

THIRTEENTH: Any action required or permitted to be taken by the stockholders may be taken by consent in writing by holders of at least a majority of the voting power of the outstanding shares of Voting Stock, voting together as a single class. Special Meetings of stockholders for any purpose or purposes shall be called by the Board of Directors pursuant to a resolution adopted by the Board or by the Chairman of the Board of the Corporation.

                                                                     APPENDIX D

                                    BYLAWS OF
                               CRS DELAWARE, INC.
                               ------------------

                                    ARTICLE I.

                                     OFFICES

         SECTION 1. Registered Office in Delaware; Resident Agent. The address of the Corporation's registered office in the State of Delaware and the name and address of its resident agent in charge thereof are as filed with the Secretary of State of the State of Delaware.

         SECTION 2. Other Offices. The Corporation may also have an office or offices at such other place or places either within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation requires.

                                  ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

         SECTION 1. Place of Meetings. All meetings of the shareholders of the Corporation shall be held at such place, within or without the State of Delaware, as may from time to time be designated by resolution passed by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meetings shall not be held at any place, but may instead be held solely by means of remote communication.

         SECTION 2. Annual Meeting. An annual meeting of the shareholders for the election of directors and for the transaction of such other proper business, notice of which was given in the notice of meeting, shall be held on a date and at a time as may from time to time be designated by resolution passed by the Board of Directors.

         SECTION 3. Special Meetings. A special meeting of the shareholders for any purpose or purposes shall be called by the Board of Directors pursuant to a resolution adopted by the Board or by the Chairman of the Board of the Corporation.

         SECTION 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of the shareholders, whether annual or special, shall be mailed, postage prepaid, or sent by electronic transmission, not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to vote at such meeting, at the shareholder's address as it appears on the records of the Corporation. Every such notice shall state the place, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person or by proxy and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any adjourned meeting of the shareholders shall not be required to be given, except when expressly required by law.

         SECTION 5. List of Shareholders. The Secretary shall, from information obtained from the transfer agent, prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a specified place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list referred to in this section or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

         SECTION 6. Quorum. At each meeting of the shareholders, the holders of a majority of the issued and outstanding stock of the Corporation present either in person or by proxy shall constitute a quorum for the transaction of business except where otherwise provided by law or by the Certificate of Incorporation or by these bylaws for a specified action. Except as otherwise provided by law, in the absence of a quorum, a majority in interest of the shareholders of the Corporation present in person or by proxy and entitled to vote shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until shareholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at a meeting as originally called, and only those shareholders entitled to vote at the meeting as originally called shall be entitled to vote at any adjournment or adjournments thereof. The absence from any meeting of the number of shareholders required by law or by the Certificate of Incorporation or by these bylaws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if the number of shareholders required in respect of such other matter or matters shall be present.

         SECTION 7. Organization. At every meeting of the shareholders the Chairman of the Board, or in the absence of the Chairman of the Board, a director or an officer of the Corporation designated by the Board, shall act as Chairman of the meeting. The Secretary, or, in the Secretary's absence, an Assistant Secretary, shall act as Secretary at all meetings of the shareholders. In the absence from any such meeting of the Secretary and the Assistant Secretaries, the Chairman may appoint any person to act as Secretary of the meeting.

         SECTION 8. Notice of Shareholder Business and Nominations.

         (A) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw.

              (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) of paragraph
(A)(1) of this bylaw, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the case of the annual meeting to be held in 2005 or in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

              (3) Notwithstanding anything in the second sentence of paragraph
(A)(2) of this bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

         (B) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder who shall be entitled to vote at the meeting may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph (A)(2) of this bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

         (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

              (2) For purposes of this bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

              (3) Notwithstanding the foregoing provisions of this bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights
(i) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

         SECTION 9. Business and Order of Business. At each meeting of the shareholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these bylaws. The order of business at all meetings of the shareholders shall be as determined by the Chairman of the meeting, unless otherwise determined by a majority in interest of the shareholders present in person or by proxy at such meeting and entitled to vote thereat.

         SECTION 10. Voting. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, each shareholder shall at every meeting of the shareholders be entitled to one vote for each share of stock held by such shareholder. Any vote on stock may be given by the shareholder entitled thereto in person or by proxy appointed by an instrument in writing, subscribed (or transmitted by electronic means and authenticated as provided by law) by such shareholder or by the shareholder's attorney thereunto authorized, and delivered to the Secretary; provided, however, that no proxy shall be voted after three years from its date unless the proxy provides for a longer period. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the shareholders, all matters shall be decided by the vote (which need not be by ballot) of a majority in interest of the shareholders present in person or by proxy and entitled to vote on the subject matter, a quorum being present.

         SECTION 11. Participation at Meetings Held by Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxy holders not physically present at a meeting of shareholders may, by means of remote communication: (A) participate in a meeting of shareholders; and (B) be deemed present in person and vote at a meeting of shareholders whether such meeting is to be held at a designated place or solely by means of remote communication.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

         SECTION 1. General Powers. The property, affairs and business of the Corporation shall be managed by or under the direction of its Board of Directors.

         SECTION 2. Number, Qualifications, and Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board. A director need not be a shareholder.

         The directors shall hold office until the expiration of their terms or their successors are elected and qualified. At each annual meeting of the shareholders of the Corporation, commencing with the 2005 annual meeting, the successors of directors whose terms expire at that meeting shall be elected by a plurality vote of all votes cast for the election of directors at such meeting to hold office for a term expiring at the next annual meeting of shareholders.

         SECTION 3. Election of Directors. At each meeting of the shareholders for the election of directors, at which a quorum is present, the directors shall be elected by a plurality vote of all votes cast for the election of directors at such meeting.

         SECTION 4. Chairman of the Board of Directors. The Board of Directors may elect from among its members one director to serve at its pleasure as Chairman of the Board.

         SECTION 5. Quorum and Manner of Acting. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless otherwise provided by law, the Certificate of Incorporation or these bylaws. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum shall be obtained. Notice of any adjourned meeting need not be given. The directors shall act only as a board and the individual directors shall have no power as such.

         SECTION 6. Place of Meetings. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         SECTION 7. First Meeting. Promptly after each annual election of directors, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, at the same place as that at which the annual meeting of shareholders was held or as otherwise determined by the Board. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

         SECTION 8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given.

         SECTION 9. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board and shall be called by the Chairman of the Board or the Secretary of the Corporation at the written request of three directors. Notice of each such meeting stating the time and place of the meeting shall be given to each director by mail, telephone, other electronic transmission or personally. If by mail, such notice shall be given not less than five days before the meeting; and if by telephone, other electronic transmission or personally, not less than two days before the meeting. A notice mailed at least ten days before the meeting need not state the purpose thereof except as otherwise provided in these bylaws. In all other cases the notice shall state the principal purpose or purposes of the meeting. Notice of any meeting of the Board need not be given to a director, however, if waived by the director in writing before or after such meeting or if the director shall be present at the meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 10. Organization. At each meeting of the Board of Directors, the Chairman of the Board, or, in his or her absence, a director or an officer of the Corporation designated by the Board shall act as Chairman of the meeting. The Secretary, or, in the Secretary's absence, any person appointed by the Chairman of the meeting, shall act as Secretary of the meeting.

         SECTION 11. Order of Business. At all meetings of the Board of Directors, business shall be transacted in the order determined by the Board.

         SECTION 12. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 13. Compensation. Each director shall be paid such compensation, if any, as shall be fixed by the Board of Directors.

         SECTION 14. Indemnification. (A) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         (B) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

         (C) To the extent that a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (A) and (B), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection therewith. If any such person is not wholly successful in any such action, suit or proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters therein, the Corporation shall indemnify such person against all expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection with each claim, issue or matter that is successfully resolved. For purposes of this subsection and without limitation, the termination of any claim, issue or matter by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         (D) Notwithstanding any other provision of this section, to the extent any person is a witness in, but not a party to, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, such person shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection therewith.

         (E) Indemnification under subsections (A) and (B) shall be made only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (A) and (B). Such determination shall be made (1) if a Change of Control (as hereinafter defined) shall not have occurred, (a) with respect to a person who is a present or former director or officer of the Corporation, (i) by the Board of Directors by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (ii) if there are no Disinterested Directors or, even if there are Disinterested Directors, a majority of such Disinterested Directors so directs, by

(x) Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (y) the shareholders of the Corporation; or (b) with respect to a person who is not a present or former director or officer of the Corporation, by the chief executive officer of the Corporation or by such other officer of the Corporation as shall be designated from time to time by the Board of Directors; or (2) if a Change of Control shall have occurred, by Independent Counsel selected by the claimant in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, unless the claimant shall request that such determination be made by or at the direction of the Board of Directors (in the case of a claimant who is a present or former director or officer of the Corporation) or by an officer of the Corporation authorized to make such determination (in the case of a claimant who is not a present or former director or officer of the Corporation), in which case it shall be made in accordance with clause (1) of this sentence. Any claimant shall be entitled to be indemnified against the expenses (including attorneys' fees) actually and reasonably incurred by such claimant in cooperating with the person or entity making the determination of entitlement to indemnification (irrespective of the determination as to the claimant's entitlement to indemnification) and, to the extent successful, in connection with any litigation or arbitration with respect to such claim or the enforcement thereof.

         (F) If a Change of Control shall not have occurred, or if a Change of Control shall have occurred and a director, officer, employee or agent requests pursuant to clause (2) of the second sentence in subsection (E) that the determination as to whether the claimant is entitled to indemnification be made by or at the direction of the Board of Directors (in the case of a claimant who is a present or former director or officer of the Corporation) or by an officer of the Corporation authorized to make such determination (in the case of a claimant who is not a present or former director or officer of the Corporation), the claimant shall be conclusively presumed to have been determined pursuant to subsection (E) to be entitled to indemnification if (1) in the case of a claimant who is a present or former director or officer of the Corporation,
(a)(i) within fifteen days after the next regularly scheduled meeting of the Board of Directors following receipt by the Corporation of the request therefor, the Board of Directors shall not have resolved by majority vote of the Disinterested Directors to submit such determination to (x) Independent Counsel for its determination or (y) the shareholders for their determination at the next annual meeting, or any special meeting that may be held earlier, after such receipt, and (ii) within sixty days after receipt by the Corporation of the request therefor (or within ninety days after such receipt if the Board of Directors in good faith determines that additional time is required by it for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), the Board of Directors shall not have made the determination by a majority vote of the Disinterested Directors, or (b) after a resolution of the Board of Directors, timely made pursuant to clause (a)(i)(y) above, to submit the determination to the shareholders, the shareholders meeting at which the determination is to be made shall not have been held on or before the date prescribed (or on or before a later date, not to exceed sixty days beyond the original date, to which such meeting may have been postponed or adjourned on good cause by the Board of Directors acting in good faith), or (2) in the case of a claimant who is not a present or former director or officer of the Corporation, within sixty days after receipt by the Corporation of the request therefor (or within ninety days after such receipt if an officer of the Corporation authorized to make such determination in good faith determines that additional time is required for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), an officer of the Corporation authorized to make such determination shall not have made the determination; provided, however, that this sentence shall not apply if the claimant has misstated or failed to state a material fact in connection with his or her request for indemnification. Such presumed determination that a claimant is entitled to indemnification shall be deemed to have been made (I) at the end of the sixty-day or ninety-day period (as the case may be) referred to in clause
(1)(a)(ii) or (2) of the immediately preceding sentence or (II) if the Board of Directors has resolved on a timely basis to submit the determination to the shareholders, on the last date within the period prescribed by law for holding such shareholders meeting (or a postponement or adjournment thereof as permitted above).

         (G) Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to a present or former director or officer of the Corporation, promptly after receipt of a request therefor stating in reasonable detail the expenses incurred, and to a person who is not a present or former director or officer of the Corporation as authorized by the chief executive officer of the Corporation or such other officer of the Corporation as shall be designated from time to time by the Board of Directors; provided that in each case the Corporation shall have received an undertaking by or on behalf of the present or former director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section.

         (H) The Board of Directors shall establish reasonable procedures for the submission of claims for indemnification pursuant to this section, determination of the entitlement of any person thereto and review of any such determination. Such procedures shall be set forth in an appendix to these bylaws and shall be deemed for all purposes to be a part hereof.

         (I) For purposes of this section,

              (1) "Change of Control" means any of the following:

              (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subparagraph (a), the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Corporation, (w) any acquisition by the Corporation, (x) any acquisition by Chang H. Ahn, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Paragraph 14(I)(1); or

              (b) Individuals who, as of February __, 2005, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

              (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than a 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
(ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or of such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

              (d) Approval by the Corporation's shareholders of a complete liquidation or dissolution of the Corporation.

              (2) "Disinterested Director" means a director of the Corporation who is not and was not a party to an action, suit or proceeding in respect of which indemnification is sought by a director, officer, employee or agent.

              (3) "Independent Counsel" means a law firm, or a member of a law firm, that (i) is experienced in matters of corporation law; (ii) neither presently is, nor in the past five years has been, retained to represent the Corporation, the director, officer, employee or agent claiming indemnification or any other party to the action, suit or proceeding giving rise to a claim for indemnification under this section, in any matter material to the Corporation, the claimant or any such other party; and (iii) would not, under applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Corporation or such director, officer, employee or agent in an action to determine the Corporation's or such person's rights under this section.

         (J) The indemnification and advancement of expenses herein provided, or granted pursuant hereto, shall not be deemed exclusive of any other rights to which any of those indemnified or eligible for advancement of expenses may be entitled under any agreement, vote of shareholders or Disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this section or any of its provisions, or of any of the procedures established by the Board of Directors pursuant to subsection (H) hereof, any person who is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of any partnership, joint venture, employee benefit plan or other enterprise shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.

         (K) No indemnification shall be payable pursuant to this section with respect to any action against the Corporation commenced by an officer, director, employee or agent unless the Board of Directors shall have authorized the commencement thereof or unless and to the extent that this section or the procedures established pursuant to subsection (H) shall specifically provide for indemnification of expenses relating to the enforcement of rights under this section and such procedures.

                                  ARTICLE IV.

                                   COMMITTEES

         SECTION 1. Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more directors of the Corporation (or in the case of a special-purpose committee, one or more directors of the Corporation), which, to the extent provided in said resolution or in these bylaws and not inconsistent with Section 141 of the Delaware General Corporation Law, as amended, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         SECTION 2. Term of Office and Vacancies. Each member of a committee shall continue in office until a director to succeed him or her shall have been elected and shall have qualified, or until he or she ceases to be a director or until he or she shall have resigned or shall have been removed in the manner hereinafter provided. Any vacancy in a committee shall be filled by the vote of a majority of the whole Board of Directors at any regular or special meeting thereof.

         SECTION 3. Alternates. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         SECTION 4. Organization. Unless otherwise provided by the Board of Directors, each committee shall appoint a chairman. Each committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.

         SECTION 5. Resignations. Any regular or alternate member of a committee may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 6. Removal. Any regular or alternate member of a committee may be removed with or without cause at any time by resolution passed by a majority of the whole Board of Directors at any regular or special meeting.

         SECTION 7. Meetings. Regular meetings of each committee, of which no notice shall be necessary, shall be held on such days and at such places as the chairman of the committee shall determine or as shall be fixed by a resolution passed by a majority of all the members of such committee. Special meetings of each committee will be called by the Secretary at the request of any two members of such committee, or in such other manner as may be determined by the committee. Notice of each special meeting of a committee shall be mailed to each member thereof at least two days before the meeting or shall be given personally or by telephone or other electronic transmission at least one day before the meeting. Every such notice shall state the time and place, but need not state the purposes of the meeting. No notice of any meeting of a committee shall be required to be given to any alternate.

         SECTION 8. Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board of Directors, a majority of a committee (including alternates when acting in lieu of regular members of such committee) shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such committee. The members of each committee shall act only as a committee and the individual members shall have no power as such.

         SECTION 9. Compensation. Each regular or alternate member of a committee shall be paid such compensation, if any, as shall be fixed by the Board of Directors.

                                   ARTICLE V.

                                    OFFICERS

         SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, one or more Vice Presidents (one or more of whom may be Senior Vice Presidents or otherwise as may be designated by the Board), a Secretary and a Treasurer, all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person. The Board of Directors may also from time to time elect such other officers as it deems necessary.

         SECTION 2. Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and qualified in his or her stead, or until his or her death or until he or she shall have resigned or shall have been removed in the manner hereinafter provided.

         SECTION 3. Additional Officers; Agents. The Chairman of the Board may from time to time appoint and remove such additional officers and agents as may be deemed necessary. Such persons shall hold office for such period, have such authority, and perform such duties as provided in these bylaws or as the Chairman of the Board may from time to time prescribe. The Board of Directors or the Chairman of the Board may from time to time authorize any officer to appoint and remove agents and employees and to prescribe their powers and duties.

         SECTION 4. Salaries. Unless otherwise provided by resolution passed by a majority of the whole Board, the salaries of all officers elected by the Board of Directors shall be fixed by the Board of Directors.

         SECTION 5. Removal. Except where otherwise expressly provided in a contract authorized by the Board of Directors, any officer may be removed, either with or without cause, by the vote of a majority of the Board at any regular or special meeting or, except in the case of an officer elected by the Board, by any superior officer upon whom the power of removal may be conferred by the Board or by these bylaws.

         SECTION 6. Resignations. Any officer elected by the Board of Directors may resign at any time by giving written notice to the Chairman of the Board or the Secretary. Any other officer may resign at any time by giving written notice to the Chairman of the Board. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 7. Vacancies. A vacancy in any office because of death, resignation, removal or otherwise, shall be filled for the unexpired portion of the term in the manner provided in these bylaws for regular election or appointment to such office.

         SECTION 8. Chairman of the Board. The Chairman of the Board shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general and overall charge of the business and affairs of the Corporation and of its officers. The Chairman of the Board shall keep the Board of Directors appropriately informed on the business and affairs of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders and shall enforce the observance of the rules of order for the meetings of the shareholders and of the bylaws of the Corporation.

         SECTION 9. Senior Vice Presidents. One or more Senior Vice Presidents shall, subject to the control of the Chairman of the Board, have lead accountability for components or functions of the Corporation as and to the extent designated by the Chairman of the Board. Each Senior Vice President shall keep the Chairman of the Board appropriately informed on the business and affairs of the designated components or functions of the Corporation.

         SECTION 10. Vice Presidents. The Vice Presidents shall perform such duties as may from time to time be assigned to them or any of them by the Chairman of the Board.

         SECTION 11. Secretary. The Secretary shall keep or cause to be kept in books provided for the purpose the minutes of the meetings of the shareholders, of the Board of Directors and of any committee constituted pursuant to Article IV of these bylaws. The Secretary shall be custodian of the corporate seal and see that it is affixed to all documents as required and attest the same. The Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her.

         SECTION 12. Assistant Secretaries. At the request of the Secretary, or in the Secretary's absence or disability, the Assistant Secretary designated by the Secretary shall perform all the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them.

         SECTION 13. Treasurer. The Treasurer shall have charge of and be responsible for the receipt, disbursement and safekeeping of all funds and securities of the Corporation. The Treasurer shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws. From time to time and whenever requested to do so, the Treasurer shall render statements of the condition of the finances of the Corporation to the Board of Directors. The Treasurer shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her.

         SECTION 14. Assistant Treasurers. At the request of the Treasurer, or in the Treasurer's absence or disability, the Assistant Treasurer designated by the Treasurer shall perform all the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them.

         SECTION 15. Certain Agreements. The Board of Directors shall have power to authorize or direct the proper officers of the Corporation, on behalf of the Corporation, to enter into valid and binding agreements in respect of employment, incentive or deferred compensation, stock options, and similar or related matters, notwithstanding the fact that a person with whom the Corporation so contracts may be a member of its Board of Directors. Any such agreement may validly and lawfully bind the Corporation for a term of more than one year, in accordance with its terms, notwithstanding the fact that one of the elements of any such agreement may involve the employment by the Corporation of an officer, as such, for such term.

                                  ARTICLE VI.

                                 AUTHORIZATIONS

         SECTION 1. Contracts. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         SECTION 2. Loans. No loan shall be contracted on behalf of the Corporation and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors.

         SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, employee or employees, of the Corporation as shall from time to time be determined in accordance with authorization of the Board of Directors.

         SECTION 4. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may from time to time designate, or as may be designated by any officer or officers of the Corporation to whom such power may be delegated by the Board, and for the purpose of such deposit the officers and employees who have been authorized to do so in accordance with the determinations of the Board may endorse, assign and deliver checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation.

         SECTION 5. Proxies. Except as otherwise provided in these bylaws or in the Certificate of Incorporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or any other officer may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporations, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as such officer may deem necessary or proper in the premises.

                                  ARTICLE VII.

                            SHARES AND THEIR TRANSFER

         SECTION 1. Shares of Stock. Certificates for shares of the stock of the Corporation shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue, by class and series, and shall be signed by the Chairman of the Board or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation. If a share certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a share certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue. The Board of Directors may by resolution or resolutions provide that some or all of any or all classes or series of the shares of stock of the Corporation shall be uncertificated shares. Notwithstanding the preceding sentence, every holder of uncertificated shares, upon request, shall be entitled to receive from the Corporation a certificate representing the number of shares registered in such shareholder's name on the books of the Corporation.

         SECTION 2. Record Ownership. A record of the name and address of each holder of the shares of the Corporation, the number of shares held by such shareholder, the number or numbers of any share certificate or certificates issued to such shareholder and the number of shares represented thereby, and the date of issuance of the shares held by such shareholder shall be made on the Corporation's books. The Corporation shall be entitled to treat the holder of record of any share of stock (including any holder registered in a book-entry or direct registration system maintained by the Corporation or a transfer agent or a registrar designated by the Board of Directors) as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by law.

         SECTION 3. Transfer of Stock. Shares of stock shall be transferable on the books of the Corporation by the holder of record of such stock in person or by such person's attorney or other duly constituted representative, pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe. Any shares represented by a certificate shall be transferable upon surrender of such certificate with an assignment endorsed thereon or attached thereto duly executed and with such guarantee of signature as the Corporation may reasonably require.

         SECTION 4. Lost, Stolen and Destroyed Certificates. The Corporation may issue a new certificate of stock or may register uncertificated shares, if then authorized by the Board of Directors, in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such person's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, the issuance of such new certificate or the registration of such uncertificated shares.

         SECTION 5. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of the stock of the Corporation shall be directly transferable, and also one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the stock of the Corporation, in respect of which a registrar and transfer agent shall have been designated, shall be valid unless countersigned by such transfer agent and registered by such registrar. The Board of Directors may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation and concerning the registration of pledges of uncertificated shares.

         SECTION 6. Fixing Record Date. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 7. Examination of Books by Shareholders. The Board of Directors shall, subject to the laws of the State of Delaware, have power to determine from time to time, whether and to what extent and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the shareholders of the Corporation.

                                 ARTICLE VIII.

                                     NOTICE

         SECTION 1. Manner of Giving Written Notice. (A) Any notice in writing required by law or by these bylaws to be given to any person shall be effective if delivered personally, given by depositing the same in the post office or letter box in a postpaid envelope addressed to such person at such address as appears on the books of the Corporation or given by a form of electronic transmission consented to by such person to whom the notice is to be given. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. (B) Notice by mail shall be deemed to be given at the time when the same shall be mailed and notice by other means shall be deemed given when actually delivered (and in the case of notice transmitted by a form of electronic transmission, such notice shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the shareholder).

         SECTION 2. Waiver of Notice. Whenever any notice is required to be given to any person, a waiver thereof by such person in writing or transmitted by electronic means (and authenticated if and as required by law), whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE IX.

                                      SEAL

                  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal" and "Delaware".

                                   ARTICLE X.

                                   FISCAL YEAR

                  The fiscal year of the Corporation shall end on December 31 of each year.

                                    APPENDIX

                          Procedures for Submission and
                   Determination of Claims for Indemnification
               Pursuant to Article III, Section 14 of the Bylaws.

         SECTION 1. Purpose. The Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 14 of the bylaws (the "Procedures") are to implement the provisions of Article III, Section 14 of the bylaws of the Corporation (the "bylaws") in compliance with the requirement of subsection (H) thereof.

         SECTION 2. Definitions. For purposes of these Procedures:

         (A) All terms that are defined in Article III, Section 14 of the bylaws shall have the meanings ascribed to them therein when used in these Procedures unless otherwise defined herein.

         (B) "Expenses" include all reasonable attorneys' fees, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in, a Proceeding; and shall also include such retainers as counsel may reasonably require in advance of undertaking the representation of an Indemnitee in a Proceeding.

         (C) "Indemnitee" includes any person who was or is, or is threatened to be made, a witness in or a party to any Proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under
Article III, Section 14 of the bylaws) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise.

         (D) "Proceeding" includes any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee unless the Board of Directors shall have authorized the commencement thereof.

         SECTION 3. Submission and Determination of Claims.

         (A) To obtain indemnification or advancement of Expenses under Article III, Section 14 of the bylaws, an Indemnitee shall submit to the Secretary of the Corporation a written request therefor, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to permit a determination as to whether and what extent the Indemnitee is entitled to indemnification or advancement of Expenses, as the case may be. The Secretary shall, promptly upon receipt of a request for indemnification, advise the Board of Directors (if the Indemnitee is a present or former director or officer of the Corporation) or the officer of the Corporation authorized to make the determination as to whether an Indemnitee is entitled to indemnification (if the Indemnitee is not a present or former director or officer of the Corporation) thereof in writing if a determination in accordance with Article III, Section 14(E) of the bylaws is required.

         (B) Upon written request by an Indemnitee for indemnification pursuant to Section 3(A) hereof, a determination with respect to the Indemnitee's entitlement thereto in the specific case, if required by the bylaws, shall be made in accordance with Article III, Section 14(E) of the bylaws, and, if it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within ten days after such determination. The Indemnitee shall cooperate with the person, persons or entity making such determination, with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination.

         (C) If entitlement to indemnification is to be made by Independent Counsel pursuant to Article III, Section 14(E) of the bylaws, the Independent Counsel shall be selected as provided in this Section 3(C). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the immediately preceding sentence shall apply), and the Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Corporation, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Corporation or to the Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Article III,
Section 14 of the bylaws, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty days after the next regularly scheduled Board of Directors meeting following submission by the Indemnitee of a written request for indemnification pursuant to Section 3(A) hereof, no Independent Counsel shall have been selected and not objected to, either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or the Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under Article III, Section 14(E) of the bylaws. The Corporation shall pay any and all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Article III, Section 14(E) of the bylaws, and the Corporation shall pay all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) incident to the procedures of
Article III, Section 14(E) of the bylaws and this Section 3(C), regardless of the manner in which Independent Counsel was selected or appointed. Upon the delivery of its opinion pursuant to Article III, Section 14 of the bylaws or, if earlier, the due commencement of any judicial proceeding or arbitration pursuant to Section 4(A)(3) of these Procedures, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         (D) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification under the bylaws, the person, persons or entity making such determination shall presume that an Indemnitee is entitled to indemnification under the bylaws if the Indemnitee has submitted a request for indemnification in accordance with Section 3(A) hereof, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

         SECTION 4. Review and Enforcement of Determination.

         (A) In the event that (1) advancement of Expenses is not timely made pursuant to Article III, Section 14(G) of the bylaws, (2) payment of indemnification is not made pursuant to Article III, Section 14(C) or (D) of the bylaws within ten days after receipt by the Corporation of written request therefor, (3) a determination is made pursuant to Article III, Section 14(E) of the bylaws that an Indemnitee is not entitled to indemnification under the bylaws, (4) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Article III, Section 14(E) of the bylaws and such determination shall not have been made and delivered in a written opinion within ninety days after receipt by the Corporation of the written request for indemnification, or (5) payment of indemnification is not made within ten days after a determination has been made pursuant to Article III, Section 14(E) of the bylaws that an Indemnitee is entitled to indemnification or within ten days after such determination is deemed to have been made pursuant to Article III,
Section 14(F) of the bylaws, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of the Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one year following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 4(A). The Corporation shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration.

         (B) In the event that a determination shall have been made pursuant to
Article III, Section 14(E) of the bylaws that an Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 4 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, the Corporation shall have the burden of proving in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (C) If a determination shall have been made or deemed to have been made pursuant to Article III, Section 14(E) or (F) of the bylaws that an Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 4, absent (1) a misstatement or omission of a material fact in connection with the Indemnitee's request for indemnification, or (2) a prohibition of such indemnification under applicable law.

         (D) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the procedures and presumptions of these Procedures are not valid, binding and enforceable, and shall stipulate in any such judicial proceeding or arbitration that the Corporation is bound by all the provisions of these Procedures.

         (E) In the event that an Indemnitee, pursuant to this Section 4, seeks to enforce the Indemnitee's rights under, or to recover damages for breach of,
Article III, Section 14 of the bylaws or these Procedures in a judicial proceeding or arbitration, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 2 of these Procedures) actually and reasonably incurred in such judicial proceeding or arbitration, but only if the Indemnitee prevails therein. If it shall be determined in such judicial proceeding or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial proceeding or arbitration shall be appropriately prorated.

         SECTION 5. Amendments. These Procedures may be amended at any time and from time to time in the same manner as any bylaw of the Corporation in accordance with the Certificate of Incorporation; provided, however, that notwithstanding any amendment, alteration or repeal of these Procedures or any provision hereof, any Indemnitee shall be entitled to utilize these Procedures with respect to any claim for indemnification arising out of any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF CORPORATE ROAD SHOW.COM INC.

            PROXY - SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 2005

Cheong Chah or Frank Ferraro, or either of them individually and each of them with the power of substitution, are hereby appointed proxies of the undersigned to vote all of the shares of the common stock of Corporate Road Show.Com Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 10, 2005 at 9:00 a.m. local time, at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, N.Y. 10112, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated January 21, 2005.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS FOR WHICH NO DIRECTION IS GIVEN.

1. To effect a 1-for-100 reverse stock split of the issued and outstanding shares of the common stock of the Company, without affecting the par value of such shares.

         FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

2. To amend the Certificate of Incorporation of the Company to change its name to "Rexahn Pharmaceuticals, Inc."

         FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

3. To effect the merger of the Company with and into CRS Delaware, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("CRS Delaware"), with CRS Delaware surviving as a Delaware corporation under the name "Rexahn Pharmaceuticals, Inc.", in order to reincorporate the Company under the laws of the State of Delaware.

         FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

4. To amend the Certificate of Incorporation of the Company to authorize the Company to issue up to 100,000,000 shares of preferred stock with such rights and preferences as the Board of Directors may determine.

         FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

5. To ratify, affirm and approve all actions taken by the Company and the stockholders since the organization of the Company that required approval of the stockholders of the Company.

         FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a corporation gives a proxy, an authorized officer should sign it.

Signature:____________________________      Date:_____________________



Signature:____________________________      Date:_____________________